UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  ___)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐           Preliminary proxy statement.
☐           Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒           Definitive Proxy Statement.
☐           Definitive Additional Materials.
☐           Soliciting Material Pursuant to Rule 14a-12.

Commission File No.  001-33999

NORTHERN OIL AND GAS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒           No fee required.
☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies: _________________________________________
2)	Aggregate number of securities to which transaction applies: ________________________________________
3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):  _____________________________________________________________________________

4)	Proposed maximum aggregate value of transaction: ________________________________________________
5)	Total fee paid: ____________________________________________________________________________

☐	Fee paid previously with preliminary materials: _______________________________________________________

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid: _____________________________________________________________________
2)	Form, Schedule or Registration Statement No.: _____________________________________________________
3)	Filing Party: _______________________________________________________________________________
4)	Date Filed: ________________________________________________________________________________

NORTHERN OIL AND GAS, INC.
315 Manitoba Ave. ● Suite 200
Wayzata, Minnesota 55391

June 1, 2010

Dear Stockholder:

We are pleased to invite you to attend the 2010 Annual Meeting of Stockholders of Northern Oil and Gas, Inc., to be held on June 30, 2010, in the second floor banquet room at NorthCoast, 294 East Grove Lane, Wayzata, Minnesota, commencing at 10:00 a.m. local time. The formal notice of the meeting follows on the next page.

The formal notice of the meeting and proxy statement follows this cover letter. Enclosed with this proxy statement are your proxy card, a return envelope and a copy of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2009.

It would be beneficial for us to know in advance of the annual meeting the number of stockholders who expect to attend in person. If you plan to attend, please check the box provided on the proxy card or advise us when voting by telephone or internet.

We hope you are able to attend the meeting.

Thank you.

Northern Oil and Gas, Inc.
Michael L. Reger
Chairman and Chief Executive Officer

NORTHERN OIL AND GAS, INC.
315 Manitoba Ave. ● Suite 200
Wayzata, Minnesota 55391

___________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD June 30, 2010
___________________________

To the Stockholder of Northern Oil and Gas, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of Northern Oil and Gas, Inc., a Nevada corporation (the “Company”), will be held on June 30, 2010, in the second floor banquet room at NorthCoast, 294 East Grove Lane, Wayzata, Minnesota, commencing at 10:00 a.m. local time, for the following purposes:

1.	To elect directors to serve until the next meeting of Stockholders;

2.	To ratify the appointment of Mantyla McReynolds LLC as our independent registered public accounting firm for the year fiscal ending December 31, 2010;

3.	To approve a change of the Company’s state of incorporation from Nevada to Minnesota; and

4.	To act upon such other matters as may properly come before the meeting.

Only stockholders of record at the close of business on June 1, 2010, are entitled to notice of and to vote at the Annual Meeting.

You are invited and urged to attend the meeting in person. Whether or not you are able to attend the meeting in person, we urge you to vote your shares as promptly as possible. If you attend the meeting, you may vote your shares in person if you wish, whether or not you submitted a proxy prior to the meeting.

By Order of the Board of Directors
Michael L. Reger
Chairman and Chief Executive Officer

Wayzata, Minnesota
June 1, 2010

NORTHERN OIL AND GAS, INC.
315 Manitoba Ave. ● Suite 200
Wayzata, Minnesota 55391

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD June 30, 2010

THE ANNUAL MEETING

We are furnishing you this proxy statement in connection with the solicitation of proxies by our board of directors in connection with the Annual Meeting of Stockholders of Northern Oil and Gas, Inc. to be held on June 30, 2010, in the second floor banquet room at NorthCoast, 294 East Grove Lane, Wayzata, Minnesota, commencing at 10:00 a.m. local time. No cameras or recording equipment will be permitted at the meeting.

Definitive copies of this proxy statement and related proxy card are first being sent on or about June 7, 2010 to all stockholders of record at the close of business on June 1, 2010 (the “record date”). On the record date there were 51,058,976 shares of our common stock outstanding and entitled to vote at the meeting, which were held by approximately 408 holders of record.

Quorum; Abstentions; Broker Non-Votes

A quorum is necessary to hold a valid meeting. The attendance by proxy or in person of holders of one-half of the total voting power of the outstanding shares of our company’s common stock entitled to vote, represented in person or by proxy, is required to constitute a quorum to hold the meeting. Abstentions and broker non-votes are counted as present for establishing a quorum, but are not counted towards approval of the proposal to which such abstention or non-vote relates. A broker “non-vote” occurs when shares are held by a broker and (i) the broker does not have discretionary authority to vote on a particular matter and (ii) the broker has not received voting instructions from its customer.

If a properly executed proxy is returned and the stockholder has not indicated how the shares are to be voted at the meeting, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and will be voted in favor of each proposal presented at the meeting. If a properly executed proxy is returned and the stockholder has withheld authority to vote for one or more nominees or voted against or abstained from voting on the ratification of our independent reregistered public accountants or the change of our state of incorporation from Nevada to Minnesota, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

VOTING INSTRUCTIONS

You are entitled to one vote for each share of common stock that you own as of the close of business on the record date. Please carefully read the instructions below on how to vote your shares. Because the instructions vary depending on how you hold your shares, it is important that you follow the instructions that apply to your particular situation.

If Your Shares are Held in Your Name

Voting by proxy. Even if you plan to attend the meeting, please execute the proxy promptly by signing, dating and returning the enclosed proxy card by mail in the return envelope provided.

Voting in person at the meeting. If you plan to attend the meeting, you can vote in person. In order to vote at the meeting, you will need to bring your share certificates or other evidence of your share ownership with you to the meeting.

Revoking your proxy. As long as your shares are registered in your name, you may revoke your proxy at any time before it is exercised at the meeting. There are several ways you can do this:

—	by filing a written notice of revocation with our Corporate Secretary prior to commencement of the meeting;

—	by submitting another proper proxy with a more recent date than that of the proxy first given by signing, dating and returning a proxy card to our company by mail; or

—	by attending the meeting and voting in person.

If Your Shares are Held in “Street Name”

Voting by proxy. If your shares are registered in the name of your broker or nominee, you will receive instructions from such broker or nominee (i.e. the “holder of record”) that you must follow in order for your shares to be voted.

Voting in person at the meeting. If you plan to attend the meeting and vote in person, you should contact your broker or nominee to obtain a broker’s proxy card and bring it and your account statement or other evidence of your share ownership with you to the meeting.

Revoking your proxy. If your shares are held in street name, you must contact your broker or nominee to revoke your proxy.

Voting Rules

By giving us your proxy, you authorize the individuals named on the proxy card to vote your shares in the manner you indicate at the meeting or any adjournments thereof. Shares represented by a proxy properly submitted prior to the meeting will be voted at the meeting in the manner specified on such proxy. With respect to the election of directors at the meeting, you may:

—	vote “for” the election of all nominees;

—	“withhold authority” from voting for all nominees; or

—	“withhold authority” from voting for any one or more particular nominees.

With respect to the ratification of the appointment of our independent registered public accountants and the change of our state of incorporation from Nevada to Minnesota, you may:

—	vote “for” the proposal;

—	vote “against” the proposal; or

—	“abstain” from voting on the proposal.

If you return your proxy but do not specify how you want to vote your shares at the meeting, your shares will be voted in favor of such matter.

If a quorum is present at the meeting, nominees receiving the affirmative vote of the majority of the voting power represented by shares at the meeting and entitled to vote will be elected to serve as directors. Because of this rule, failure to submit a proxy prior to the meeting will not affect the outcome of the election of directors, provided a quorum is present to conduct the meeting.

We will bear the cost of soliciting proxies. In addition to this notice by mail, we request and encourage brokers, custodians, nominees and others to supply proxy materials to stockholders and we will reimburse them for their expenses. Our officers and employees may, by letter, telephone, facsimile, electronic mail, or in person, make additional requests for the return of proxies, although we do not reimburse our own employees for soliciting proxies. We do not intend to engage any outside party to assist us with soliciting proxies in connection with the Annual Meeting.

Stockholders are not entitled to any dissenter’s or appraisal rights for any of the proposals set forth in this Proxy Statement.

Voting List

Our Bylaws require that we make available for inspection by any stockholder, at least ten days before each meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, for a period of ten days prior to such meeting and during the whole time of the meeting. Such list will be available for inspection during normal business hours by appropriate parties at our principal executive offices located at 315 Manitoba Ave., Suite 200, Wayzata, Minnesota 55391. If you would like to review such list, please contact Investor Relations in advance via telephone at (952) 476-9800 or by mail to Northern Oil and Gas, Inc., 315 Manitoba Ave., Suite 200, Wayzata, Minnesota 55391, Attention: Investor Relations.

Tabulating the Vote

Our transfer agent—Standard Registrar and Transfer Company—will tabulate votes in preparation for the meeting. Our officers and employees will act as inspectors of election at the meeting. All votes received prior to the meeting date will be tabulated by our transfer agent, who will separately tabulate affirmative votes, abstentions and broker non-votes. All votes cast at the meeting will be tabulated by our officers and employees, who will separately tabulate affirmative votes, abstentions and broker non-votes.

PROPOSAL 1

ELECTION OF DIRECTORS

Our directors are elected each year at the annual meeting by our stockholders. We do not have a classified board of directors. Seven directors will be elected at this year’s meeting. Each director’s term will last until the 2011 Annual Meeting of Stockholders and until he or she is succeeded by another qualified director who has been elected. All the nominees are currently directors of our company. There are no familial relationships between any of our directors and executive officers.

If a nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the board of directors or the board may reduce the number of directors to be elected at the meeting. Set forth below is information furnished with respect to each nominee for election as a director.

Name	Age	Position(s)
Michael L. Reger	34	Director, Chairman of the Board and Chief Executive Officer
Ryan R. Gilbertson	34	Director and President
Robert Grabb	58	Director
Jack E. King	58	Director
Lisa Meier	37	Director
Loren J. O’Toole	79	Director
Carter Stewart	52	Director

Mr. Reger has served as Chairman of the Board and Chief Executive Officer of our company since March 2007 and has been primarily involved in the acquisition of oil and gas mineral rights for his entire career. Mr. Reger began working the oil and gas leasing business for his family’s company, Reger Oil, in 1992 and worked as an oil and gas landman for Reger Oil from 1992 until co-founding our predecessor, Northern Oil and Gas, Inc. (“Northern”), in 2006. Mr. Reger holds a BA in Finance and an MBA in Finance/Management from the University of St. Thomas in St. Paul, Minnesota. The Reger family has a history of acreage acquisition in the Williston Basin dating to 1952.

Mr. Gilbertson has served as President our company since March 2010 and has served as a director since March 2007. Mr. Gilbertson served as Chief Financial Officer of our company from March 2007 to March 2010. Prior to co-founding Northern in 2006, Mr. Gilbertson served as a portfolio manager at Piper Jaffray in Minneapolis, Minnesota from 2004 to 2006 and at Telluride Asset Management in Wayzata, Minnesota from 2002 to 2005. He brings extensive experience in financial structuring and capital markets. Mr. Gilbertson holds a BA from Gustavus Adolphus College in Management/Finance.

Mr. Grabb is a Registered Petroleum geologist and has served as a director since May 2007. Mr. Grabb has worked as Senior District Geologist for Samson Investment Company, a large privately held exploration and production company headquartered in Tulsa, Oklahoma, since March 2007 and previously served as a geologist for Newfield Exploration from April 2003 to March 2007. He was an integral member of the Newfield Exploration Geologic Team that conceptualized and commercialized the resource plays that have driven Newfield’s growth. Mr. Grabb holds B.S. and M.S. Degrees in geology from Montana State University. Mr. Grabb is also a member of the American Association of Petroleum Geologists and the Society of Petroleum Engineers.

Mr. King has served as a director since May 2007 and has been employed since 1983 as a landman with Hancock Resources, a prominent independent oil and gas exploration and development corporation based in Billings, Montana. Mr. King’s 30 years in the industry began in petroleum land management in the Northern Rockies. Throughout his career, Mr. King has managed several independent oil and gas companies. Currently Mr. King serves on the Finance Committee of the Montana Community Foundation and sits on the boards of The Montana Petroleum Association, The Montana

Community Foundation and The Montana Board of Oil and Gas Conservation Commission, which is Montana’s oil and gas regulatory Board appointed by the Governor. Mr. King holds a degree in Economics from the University of Montana.

Mrs. Meier has served as a director since September 2007 and was appointed Chief Financial Officer and Treasurer of Platinum Energy Resources, Inc. in August 2008, a public independent oil and gas exploration and production company. She served as Chief Financial Officer of Flotek Industries, Inc., a public oilfield service company, from April 2004 to August 2008. During that time, Mrs. Meier led the turn-around of Flotek by successfully completing ten acquisitions, raising capital through public debt and equity offerings and negotiating multiple credit facilities and listing the company on the American Stock Exchange and later the New York Stock Exchange. Mrs. Meier was awarded Best CFO of the Year 2007 by the Houston Business Journal. Prior to joining Flotek, Mrs. Meier worked in the energy audit practice of PricewaterhouseCoopers, LLP and worked for three Fortune 500 companies. Mrs. Meier served in various accounting, finance, SEC reporting and risk management positions. Mrs. Meier is a Certified Public Accountant. Mrs. Meier is a member of the American Institute of Certified Public Accountants, Financial Executives International and National Association of Corporate Directors. Mrs. Meier holds B.B.A. and Masters of Accountancy degrees from the University of Texas.

Mr. O’Toole has served as a director since May 2007. Mr. O’Toole founded the law firm of O’Toole and O’Toole, based in Plentywood, Montana, over 25 years ago and actively practices law in the oil and gas industry. Mr. O’Toole holds a BA from Gonzaga University and received his juris doctor from Georgetown University Law School. The O’Toole law firm is a leader in the legal profession specializing in oil and gas throughout the Rocky Mountain Region. Mr. O’Toole has over 50 years of experience in the oil and gas industry.

Mr. Stewart has served as a director since May 2007 and is a Registered Petroleum Geologist who has been generating prospects in the Williston Basin for 26 years. Mr. Stewart has served as the principal of Stewart Geological since the late 1980’s and as a principal in Gallatin Resources, LLC since August 2004. Stewart Geological, Inc. is currently participating in wells in Montana, Wyoming, North Dakota, New York and Alberta, Canada. Mr. Stewart has been directly involved in the drilling of over 500 wells during his career, in several different locations within the United States and Canada. He holds a B.A. in Geology from the University of Montana.

Each nominee brings a unique set of skills to our board of directors. The board of directors believes the nominees as a group have the experience and skills in areas such as the oil and gas industry, finance, risk management, marketing and corporate governance that are necessary to effectively oversee our company. Set forth below are the conclusions reached by our board of directors as to why each nominee is qualified for service as a director of our company.

•
Mr. Reger has been our chairman, chief executive officer and secretary since the company’s inception and has worked in the oil and gas industry for more than 17 years. Mr. Reger provides unique industry knowledge related to acquiring mineral leases and brings a deep relationship base with various oil and gas companies in the Williston Basin.

•
Mr. Gilbertson was our chief financial officer from the company’s inception until March 2010, when he became our President. Mr. Gilbertson provides the company with expertise in financial structuring, capital markets and risk management.

•
Mr. Grabb is a Registered Petroleum geologist with years of experience in the oil and gas industry. Mr. Grabb provides both geological and industry expertise as it relates to the company’s exploration prospects and drilling programs.

•
Mr. King has over 30 years of experience in the oil and gas industry. Mr. King provides expertise in the areas of evaluating, acquiring and managing mineral leases as well as the company’s exploration prospects.

•
Mrs. Meier has extensive experience as a Chief Financial Officer and leader within various companies across the oil and gas industry. Mrs. Meier provides expertise in the areas of financial reporting, accounting, capital markets, internal controls and corporate governance.

•	Mr. O’Toole has over 50 years of experience practicing law in the oil and gas industry. Mr. O’Toole advises the company on various transactions and oil and gas legal matters.

•
Mr. Stewart is a Registered Petroleum Geologist who has been generating prospects in the Williston Basin for 26 years. Mr. Stewart has been directly involved in the drilling of over 500 wells during his career, in several different locations within the United States and Canada.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE FOR ALL OF THE NOMINEES.

OUR BOARD OF DIRECTORS AND COMMITTEES

The board of directors represents the interests of our stockholders as a whole and is responsible for directing the management of the business and affairs of Northern Oil and Gas, Inc., as provided by Nevada law.

Directors

Our directors are elected each year at the annual meeting by our stockholders. We do not have a classified board of directors. Seven directors were elected at our Annual Meeting of Stockholders held on June 18, 2009. If elected, each director’s term will last until the 2011 Annual Meeting of Stockholders and until he or she is succeeded by another qualified director who has been elected.

Independence

Our board has determined each of Robert Grabb, Jack King, Lisa Meier and Loren J. O’Toole to be an “independent director” as defined in Section 803.A(2) of the NYSE Amex Company Guide. In this regard, the board of directors has affirmatively determined that a majority of its members are independent directors. There are no familial relationships between any of our directors and executive officers.

Leadership and Risk Oversight

Mr. Reger has been our chief executive officer and chairman of the board since the company’s inception. We believe that Mr. Reger’s combined service in these roles creates unified leadership for the board and the company, with one cohesive vision for our organization. This leadership structure, which is common among U.S.-based publicly traded companies, demonstrates to those with whom we do business, our employees and our stockholders that the company is under strong leadership. We do not have a lead independent director, as we believe the oversight provided by all of the board’s independent directors and the work of the board’s committees described below, provide effective oversight of our company’s strategic plans and operations. We believe having one person serve as chairman and chief executive officer is in the best interests of our company and our stockholders at this time.

The company’s management is responsible for defining the various risks facing the company, formulating risk management policies and procedures and managing the company’s risk exposure. The board’s responsibility is to monitor the company’s risk management processes by informing itself concerning the company’s material risks and evaluating whether management has reasonable controls in place to address the material risks. The Audit Committee of the board is primarily responsible for monitoring management’s responsibility in the area of risk oversight. Accordingly, management regularly reports to the Audit Committee on risk management. The Audit Committee, in turn, reports on the matters discussed at the committee level to the full board. The Audit Committee and the full board focus on the material risks facing the company to assess whether management has reasonable controls in place to address these risks. The board believes this division of responsibilities provides an effective and efficient approach for addressing risk management.

Committees

The board of directors has standing Audit, Compensation and Nominating Committees. As of December 2009, all three Committees consist solely of independent directors. The table below shows the current membership of the committees and identifies our independent directors:

Name	Audit Committee	Compensation Committee	Nominating Committee	Independent Directors
Ryan R. Gilbertson
Robert Grabb	✓	✓	✓*	✓
Jack King			✓	✓
Lisa Meier	✓*	✓*		✓
Loren J. O’Toole	✓	✓	✓	✓
Michael L. Reger
Carter Stewart

* Denotes committee chairman.

We have adopted written charters for each of our committees. Current copies of all committee charters appear on our website at http://www.northernoil.com/governance.php and are available in print upon written request to Northern Oil and Gas, Inc., 315 Manitoba Ave., Suite 200, Wayzata, Minnesota 55391, Attention: Corporate Secretary.

Board and Committee Meetings

The board held three meeting in 2009, the Audit Committee held eight meetings in 2009, the Compensation Committee held five meetings in 2009 and our Nominating Committee held one meeting in 2009. Each incumbent director attended at least 75% of the board of directors meetings and each member of the Audit, Compensation and Nominating Committees attended the Committee meetings held in 2009, except that Michael Reger was unable to attend two of the board of directors meetings and Bob Grabb was unable to attend one of the board of directors meetings.

Audit Committee and Financial Expert

The Audit Committee’s primary function is to assist our board of directors in its general oversight of our company’s financial reporting, internal control and audit functions. The Audit Committee’s main duties include recommending a firm of independent certified public accountants to audit the annual financial statements, reviewing the independent auditor’s independence, the financial statements and their audit report and reviewing management’s administration of the system of internal accounting controls. Ms. Meier is an “audit committee financial expert” as defined in the applicable SEC rules and an “independent director” as defined in Section 803.A(2) of the NYSE Amex Company Guide.

Our Audit Committee Charter also requires that the Audit Committee review and approve all material transactions between our company and its directors, officers and 5% or greater stockholders, as well as all material transactions between our company and any relative or affiliate of any of the foregoing.

To assist the Audit Committee in fulfilling its duties, our management provides the Committee with information and reports as needed and requested. Our Audit Committee also is provided access to our general counsel and the ability to retain outside legal counsel or other experts at its sole discretion if it deems such action to be necessary.

Nominating Committee

Our Nominating Committee Charter provides that persons nominated for election or appointment as directors shall be evaluated by the Committee in light of their education, reputation, experience, independence, leadership qualities, personal integrity and such other criteria as the Committee deems relevant. The Committee does not have a specific policy as to considering diversity in identifying nominees for director, however seeking to build a board with diversity of experience and skills is one of the other criteria that the Committee may deem relevant in its evaluation.

Our Nominating Committee has not adopted a specific procedure for considering candidates recommended by security holders, but our Nominating Committee Charter provides that the Committee will develop policies and procedures for stockholders to nominate candidates for evaluation by the Committee. The Nominating Committee identifies and evaluates nominees through internal discussions with Committee members, management and other board members.

The Nominating Committee Charter provides that the Committee may retain consultants and advisors to assist it in the process of identifying and evaluating candidates. The Committee may also seek advice from our regular counsel or retain separate counsel to assist it in the execution of its responsibilities.

Compensation Committee

Our Compensation Committee Charter authorizes our Compensation Committee to review and approve annual base salary and incentive compensation levels, employment agreements and benefits of the chief executive officer and other key executives. The Compensation Committee Charter provides that the Committee may retain consultants and advisors to advise the Committee on compensation issues requiring outside expertise. The Committee may also consult with our Audit Committee and our independent auditors regarding an annual review of the expense accounts of executives and for the purpose of reviewing any calculations required under any company incentive compensation plans.

Stockholder Communications with Board Members

The board of directors has provided the following process for stockholders to send communications to the board and/or individual directors. All communications from stockholders should be addressed to Northern Oil and Gas, Inc., 315 Manitoba Ave., Suite 200 in Wayzata, Minnesota 55391, Attention: Corporate Secretary. Communications to individual directors, including the Chairman of the Board, may also be made to such director at our company’s address. All communications sent to the Chair of the Audit Committee or to any individual director will be received directly by such individuals and will not be screened or reviewed by any company personnel. Any communications sent to the board of directors, or the non-management directors as a group, in the care of the Corporate Secretary will be reviewed by him to ensure that such communications relate to the business of our company before being reviewed by the board or the non-management directors, as applicable.

Code of Business Conduct and Ethics

The board of directors has adopted the Northern Oil and Gas, Inc. Code of Business Conduct and Ethics that applies to our directors and employees. A current copy of our Code of Business Conduct and Ethics appear on our website at http://www.northernoil.com/governance.php and are available in print upon written request to Northern Oil and Gas, Inc., 315 Manitoba Ave., Suite 200, Wayzata, Minnesota 55391, Attention: Corporate Secretary.

Board Member Attendance at Annual Meetings

We encourage all of our directors to attend the annual meeting of stockholders. We generally hold a board meeting coincident with the stockholders’ meeting to minimize director travel obligations and facilitate their attendance at the stockholders’ meeting. Three of our directors attended our 2009 annual meeting of stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the beneficial ownership of our common stock on June 1, 2010, held by those persons known to beneficially own more than 5% of our capital stock and by our directors and executive officers. The percentage of beneficial ownership for the following table is based on 51,058,976 shares of common stock outstanding as of June 1, 2010.

Beneficial ownership is determined in accordance with the rules of the SEC and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes (unless footnoted) shares of common stock that the stockholder has a right to acquire within 60 days after June 1, 2010 through the exercise of any option or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the SEC, that only the person or entity whose ownership is being reported has converted options into shares of our common stock.

Name (1)	Number of Shares		Percent of Common Stock (2)
Certain Beneficial Owners:
FMR LLC 82 Devonshire Street Boston, MA 02109	4,637,121	(3)	9.08%
Palo Alto Investors, LLC 470 University Ave Palo Alto, CA 94301	2,571,275	(4)	5.04%
Directors and Executive Officers:
Michael L. Reger	3,945,409	(5)	7.73%
Ryan R. Gilbertson	890,431	(6)	1.74%
Robert Grabb	124,200	(7)	*
Lisa Meier	132,916	(7)	*
Loren J. O’Toole	125,000	(7)	*
Carter Stewart	134,875	(8)	*
Jack King	119,000	(7)	*
James R. Sankovitz	252,500		*
Chad D. Winter	252,528		*
Directors and Officers as a Group (9 persons)	5,976,859	(9)	11.71%

*Less than 1%.

(1)      As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). The address of each member of management and each director is care of our company.

(2)      Figures are rounded to the nearest tenth of a percent.

(3)      As set forth on Amendment No. 2 to Schedule 13G filed with the SEC on May 7, 2010, the Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 3,180,430 shares of the company’s common stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

Edward C. Johnson 3d and FMR, LLC, through its control of Fidelity Management & Research Company and the funds each has sole power to dispose of the 3,180,430 shares owned by the funds.

Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds’ boards of trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the funds’ boards of trustees.

Pyramis Global Advisors, LLC, an indirect wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 344,211 shares of the company’s common stock as a result of its serving as investment adviser to institutional accounts, non-U.S. mutual funds, or investment companies registered under Section 8 of the Investment Company Act of 1940 owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of Pyramis Global Advisors, LLC, each has sole dispositive power over 344,211 shares and sole power to vote or to direct the voting of the same shares of the company’s common stock owned by the institutional accounts or funds advised by Pyramis Global Advisors, LLC.

Pyramis Global Advisors Trust Company, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 1,112,480 shares of the company’s common stock as a result of its service as investment manager of institutional accounts owning such shares.  Edward C. Johnson 3d and FMR LLC, through its control of Pyramis Global Advisors Trust Company, each has sole dispositive power over 1,112,480 shares and sole power to vote or to direct the voting of 984,860 shares of the company’s common stock owned by the institutional accounts managed by Pyramis Global Advisors Trust Company.

(4)      As set forth on Amendment No. 1 to Schedule 13G filed with the SEC on February 16, 2010, the shares reported include shares held by investment limited partnerships and investment funds of which Palo Alto Investors LLC (“PAI”) is the investment adviser and/or general partner. Each of PAI, its manager, Palo Alto Investors, its controlling shareholder, William Leland Edwards and the President of PAI and Palo Alto Investors, Anthony Joonkyoo Yun, MD, disclaims membership in a group and disclaims beneficial ownership of the shares, except to the extent of that person’s pecuniary interest therein.

(5)      Includes 1,000 shares held by Mr. Reger’s spouse, which may be deemed to be beneficially owned by him.

(6)      Includes 80,000 shares held by entities owned and/or controlled by Mr. Gilbertson, which may be deemed to be beneficially owned by him.

(7)      Includes 100,000 shares issuable upon exercise of currently exercisable options granted pursuant to our 2006 Incentive Stock Option Plan.

(8)      Includes 61,875 shares held by entities owned and/or controlled by Mr. Stewart, which may be deemed to be beneficially owned by him.

(9)      Includes shares held indirectly held by Messrs. Reger, Gilbertson and Stewart as set forth in Notes 5, 6 and 8 above, respectively and an aggregate of 300,000 shares of common stock that directors presently have the right to acquire upon exercise of currently exercisable options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such officers, directors and stockholders are required by the SEC to furnish us with copies of all such reports. To our knowledge, based solely on a review of copies of reports filed with the SEC during the last fiscal year, all applicable Section 16(a) filing requirements were met.

EXECUTIVE COMPENSATION

The following discussion of executive compensation addresses the material compensation awarded to our four named executive officers, including the following individuals:

Michael L. Reger	Chief Executive Officer, Chairman of the Board and Director

Ryan R. Gilbertson	President and Director

Chad D. Winter	Chief Financial Officer

James R. Sankovitz	Chief Operating Officer, General Counsel and Secretary

Mr. Reger and Mr. Gilbertson’s backgrounds are discussed in Proposal 1: Election of Directors.

Mr. Winter, age 34, joined Northern Oil in November 2007 as our internal operations manager. In 2008, Mr. Winter was promoted to vice president of operations and had primary responsibility for our SEC financial reporting, accounting, audit and tax functions as well as Sarbanes Oxley compliance. Prior to joining our company, Mr. Winter served as the acting director of product development within the enterprise media group at Dow Jones and Company from

2005 to 2007. During his tenure, Mr. Winter oversaw the development of enterprise financial solutions, which included managing the business unit’s financial models, forecasting, budgeting, strategy, marketing and product development.

Mr. Sankovitz, age 35, previously served as our General Counsel, since March 2008. Prior to joining our company, Mr. Sankovitz was a partner at the law firm of Adams, Monahan & Sankovitz, LLP from November 2004 to March 2008, where he represented various public and private companies and individuals concerning state and federal securities laws, corporate finance matters, mergers and acquisitions, capital structuring, regulatory compliance and other business-related matters. Mr. Sankovitz has assisted clients as an attorney and consultant in pursuing capital-raising transactions (including private placements, mergers, tender offers, bond offerings, bridge financings and bank financings), structuring complex transactions, completing mergers, acquisitions and similar transactions, developing strategic business plans, exploring licensing opportunities, evaluating cash needs and resources, negotiating various agreements and addressing securities law compliance and general corporate matters.

Summary Compensation Table

The table below shows compensation for our named executive officers for services in all capacities to our company during fiscal years 2007, 2008 and 2009. Information provided for fiscal year 2007 reflects compensation paid by our predecessor—Northern Oil and Gas, Inc. Compensation, as reflected in this table and the tables which follow, is presented on the basis of rules of the SEC and does not, in the case of certain stock-based awards or accruals, necessarily represent the amount of compensation realized or which may be realized in the future. For more information regarding our salary policies and executive compensation plans, please review the information under the caption “Compensation Committee Report.”

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)		Option Awards ($)(4)		Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)(7)	Total Compensation ($)

Michael L. Reger	2007	–	120,000	–		–		–	1,367	121,367
Chief Executive Officer and Chairman of the Board	2008	185,000	100,000	–		–		370,000	155,833	810,833
	2009	285,000	570,000	1,455,000	(8)	–		–	50,186	2,360,186

Ryan R. Gilbertson	2007	–	120,000	–		–		–	1,955	121,955
President	2008	185,000	100,000	–		–		370,000	156,964	811,964
	2009	285,000	570,000	1,455,000	(9)	–		–	58,782	2,368,782

Chad D. Winter	2007	–	–	388,500	(10)	163,200	(11)	–	–	551,700
Chief Financial Officer	2008	105,000	–	–		–		–	677	105,677
	2009	155,000	–	441,750	(12)	–		–	34,478	631,228

James R. Sankovitz	2008	100,000	–	140,500	(13)	–		–	1,802	207,177
Chief Operating Officer, General Counsel & Secretary	2009	155,000	–	441,750	(14)	–		–	39,613	636,363

(1)      Mr. Reger joined our company as Chief Executive Officer, Chairman of the Board and Secretary and Mr. Gilbertson joined us as Chief Financial Officer and a director on March 20, 2007. Mr. Winter joined our company in November 2007 and Mr. Sankovitz joined our company in March 2008. Mr. Reger, Mr. Gilbertson and Mr. Winter were not paid any salary during the fiscal year ended December 31, 2007.

(2)      The amounts reported for Messrs. Reger and Gilbertson represent $120,000 year-end cash bonuses in 2007, $100,000 signing bonuses upon execution of employment agreements in 2008 and $570,000 year-end cash bonuses in 2009.

(3)      Valuation of awards based on the grant date fair value of those awards computed in accordance with FASB ASC Topic 718 utilizing assumptions discussed in note 8 to our consolidated financial statements for the fiscal year ended December 31, 2009.

(4)      Valuation of awards based on the grant date fair value of those awards computed in accordance with FASB ASC Topic 718 utilizing assumptions discussed in note 8 to our consolidated financial statements for the fiscal year ended December 31, 2009.

(5)      For 2008, the amounts reported for Messrs. Reger and Gilbertson include a $370,000 year-end bonus based upon achievement of performance objectives and approved by the Compensation Committee but paid through issuance of promissory notes in lieu of cash bonus.

(6)      For 2008, the amounts reported for Messrs. Reger and Gilbertson include $153,735 accrued by our company as an additional bonus to pay tax obligations associated with year-end bonuses in consideration of their willingness to accept such bonuses in the form of unsecured notes rather than cash.

(7)      The amounts reported consist of the following for 2009:

Form of All Other Compensation	Michael L. Reger	Ryan R. Gilbertson	Chad D. Winter	James R. Sankovitz
Personal use of company-leased vehicles ($)	7,202	7,032	9,113	11,977
401(k) contributions by the Company ($)	16,500	16,500	16,500	16,500
Reimbursement of meal, entertainment and personal expenses ($)	10,698	5,274	1,445	2,876
Tax Gross-ups ($)	15,786	29,976	7,420	8,260
Total ($)	50,186	58,782	34,478	39,613

(8)      Reflects the grant date fair value of 50,000 shares of common stock and 100,000 shares of restricted common stock, granted to Mr. Reger on December 7, 2009.

(9)      Reflects the grant date fair value of 50,000 shares of common stock and 100,000 shares of restricted common stock, granted to Mr. Gilbertson on December 7, 2009.

(10)   Reflects the grant date fair value of 75,000 shares of common stock granted to Mr. Winter upon the commencement of his employment in November 2007.

(11)    Reflects the grant date fair value of options to purchase 60,000 shares of common stock granted to Mr. Winter upon the commencement of his employment in November 2007.

(12)    Includes (i) $ 213,000, which is the grant date fair value of 45,000 shares of common stock and 30,000 shares of restricted common stock, granted to Mr. Winter on February 23, 2009, (ii) $228,750, which is the grant date fair value of 25,000 shares of common stock granted to Mr. Winter on November 30, 2009

(13)    Reflects the grant date fair value of 20,000 shares of restricted common stock granted to Mr. Sankovitz upon the commencement of his employment in March 2008.

(14)    Includes (i) $213,000, which is the grant date fair value of 45,000 shares of common stock and 30,000 shares of restricted common stock, granted to Mr. Sankovitz on February 23, 2009, (ii) $ 228,750, which is the grant date fair value of 25,000 shares of common stock granted to Mr. Sankovitz on November 30, 2009.

Compensation Discussion and Analysis

Our Compensation Committee is responsible for establishing director and executive officer compensation, policies and programs to insure that they are consistent with our compensation philosophy and corporate governance guidelines. The Compensation Committee is authorized to make plan awards to our employees to recognize individual and company-wide achievements as the Committee deems appropriate. Our Compensation Committee has annually reviewed and approved base salary and incentive compensation levels, employment agreements and benefits of executive officers and other key executives.

We have implemented a compensation program that is designed to reward our management for maximizing stockholder value and ensuring the long-term stability of our company. Our compensation program is intended to reward individual accomplishments, team success and corporate results. It also recognizes the varying responsibilities and contributions of each employee and is intended to foster an ownership mentality among our management team.

Stock-Based Incentives

We have traditionally utilized stock incentives as a means to align the interests of our management with the interests of our stockholders and motivate our management to enhance stockholder value. Stock issuances to-date have been designed to serve as both short-term rewards and long-term incentives. As a result, each of our named executive officers holds a significant number of shares of our outstanding common stock.

Year-End Compensation Decisions

Near the end of the 2009, the Compensation Committee met on multiple occasions to consider the performance of our named executive officers and make year-end compensation decisions. In evaluating the performance of our named executive officers, the Committee primarily focused on the accomplishments and overall performance of our company during 2009. Notable accomplishments in 2009 that the Compensation Committee took into account were the closing of a

$25 million credit facility with CIT; the raising of over $70 million in equity capital at accretive levels; the substantial increase in production and revenues from 2008 to 2009; the efficient expansion of the company’s acreage position throughout 2009; and the realization of almost a 400% stock appreciation from the lows of March 2009.

The Compensation Committee also examined the compensation policies and practices of numerous exploration and production companies which it deemed to be similar to our company. The companies examined included Kodiak Oil & Gas Corp., Double Eagle Petroleum Co., Gasco Energy, Inc., Gastar Exploration Ltd., Union Drilling, Inc., Bronco Drilling Company, Venoco Inc. and FX Energy, Inc. The Compensation Committee used this information in determining 2009 bonus and 2010 base salary amounts for our management.

2009 Cash Bonuses

On November 30, 2009, the Compensation Committee approved the payment of a $570,000 cash bonus to each of Mr. Reger and Mr. Gilbertson, in recognition of their contributions to our company and the significant accomplishments of our company during 2009, as described above under “Compensation Committee Evaluation of Performance.”

2009 Equity Incentive Plan

In 2009, the Board adopted and the stockholders approved the 2009 Equity Incentive Plan (the “Plan”). The Plan is designed to enable our company to attract, retain and motivate capable and loyal employees, non-employee directors, consultants and advisors. The Plan is administered by our Compensation Committee.

The Plan permits grants of both options to purchase common stock and restricted shares of our common stock. Stock options granted under the Plan may be either incentive stock options, which qualify for favorable tax treatment under Section 422 of the Internal Revenue Code, or nonqualified stock options, which do not qualify for favorable tax treatment. The Plan permits grants of options to any employee, non-employee director, consultant or advisor of our company or its subsidiaries.

A total of 3,000,000 shares of our common stock are reserved for issuance pursuant to awards granted under the Plan. The maximum number of shares for which any person may be granted awards under the Plan is 500,000 shares annually. The maximum number of shares for which awards may be granted under the Plan to all persons in any calendar year shall be limited to ten percent (10%) of the total outstanding shares of our common stock. Upon a “change in control” of our company, all outstanding options granted under the Plan immediately vest and become immediately exercisable in full and all grants of restricted stock issued under the Plan become immediately fully-vested and free of all forfeiture and transfer restrictions.

On February 23, 2009, the Compensation Committee approved (subject to stockholder approval of the Plan, which was subsequently obtained) the issuance of 75,000 shares of common stock to each of Mr. Winter and Mr. Sankovitz, of which 45,000 shares were fully vested upon issuance and the remaining 30,000 of which were restricted shares that were to vest in two equal installments on January 1, 2010 and January 1, 2011. These grants were made in recognition of the contributions of Mr. Winter and Mr. Sankovitz since they were each initially hired by our company and to further align their interests with those of our stockholders.

On November 30, 2009, the Compensation Committee approved the issuance of 150,000 shares of common stock to each of Mr. Reger and Mr. Gilbertson, of which 50,000 shares were fully vested upon issuance and the remaining 100,000 of which are restricted shares that vest in approximately equal installments on the first day of each month from January 2010 through December 2011. In addition, on November 30, 2009, the Compensation Committee approved the issuance of 25,000 shares of common stock to each of Mr. Winter and Mr. Sankovitz, all of which were fully vested upon grant and approved the acceleration and immediate vesting of 15,000 shares of restricted stock previously granted to each of Mr. Winter and Mr. Sankovitz, which were otherwise scheduled to vest on January 1, 2010. All such actions taken by the Compensation Committee were made in recognition of the named executive officers’ contributions to our company during 2009 and the company’s achievements during 2009 (as described above under “Compensation Committee Evaluation of Performance”) and to further align their interests with those of our stockholders.

On March 17, 2010, the Compensation Committee approved the issuance of 250,000 shares of common stock to each of Mr. Reger, Mr. Gilbertson, Mr. Winter and Mr. Sankovitz. Each such grant consisted of 12,500 shares that were fully vested upon issuance and 237,500 restricted shares that will vest in quarterly installments from July 1, 2010 through January 1, 2014. The first three quarterly vesting installments are for 12,500 shares each, the next eight quarterly vesting installments are for 15,625 shares each and the final four quarterly vesting installments are for 18,750 shares each. Such grants were made in order to significantly increase each executive officer’s personal stake in our company, thereby further aligning their interests with those of our stockholders. In addition, the four year vesting period will provide our executive officers with a strong incentive to remain with our company for the long-term.    The Compensation Committee examined the compensation practices of various publicly-traded oil and gas exploration and production peer companies, including (in alphabetical order) Abraxas Petroleum Corp., Callon Petroleum Co., Carrizo Oil & Gas, Inc., Double Eagle Petroleum Co., Energy XXI (Bermuda) Limited, EV Energy Partners LP, GMX Resources Inc., Goodrich Petroleum Corp., Kodiak Oil and Gas, PetroQuest Energy Inc., Rex Energy Corporation Stone Energy Corp. and Swift Energy Co.  The Compensation Committee also engaged BDO Seidman as an independent consultant to prepare an analysis of peer company compensation practices.  BDO Seidman concluded that the award of equity, in combination with prior year awards and a continuation of cash compensation at levels suggested by our Compensation Committee, sets our executive officers’ compensation at market-competitive levels for the next four years, and the vesting terms of the awards establish a meaningful incentive to remain with our company.

Employment Contracts, Termination of Employment and Change-in-Control

In January 2008, we entered into employment agreements with Mr. Reger and Mr. Gilbertson covering their service as our Chief Executive Officer and Chief Financial Officer, respectively. In November 2007 and March 2008, we entered into employment agreements with Chad D. Winter and James R. Sankovitz, respectively, as a condition to their employment with our company. On January 30, 2009, our board of directors and Compensation Committee approved certain amendments to all employment agreements, which were effectuated through adopting amended and restated employment agreements. In March 2010, Mr. Winter and Mr. Sankovitz were promoted to executive officer positions with our company and in connection therewith entered into new employment agreements.

General Employment Agreement Provisions

The current employment agreements entitle Messrs. Reger, Gilbertson, Winter and Sankovitz to each receive an annual base salary as determined by our Compensation Committee, but which shall increase each year a minimum of four percent (4.0%) over the prior year’s annual salary. All officers are eligible to receive bonus compensation at the discretion of our Compensation Committee or board of directors based upon meeting or exceeding established performance objectives. The employment agreements also contain provisions prohibiting our named executive officers from competing with our company or soliciting any employees of our company for a period of one year following termination of their employment in the event either officer terminates his employment with our company.

The current employment agreements have a three-year term commencing January 30, 2009 for Messrs. Reger and Gilbertson and March 25, 2010 for Messrs. Winter and Sankovitz, which term automatically renews for an additional three-year term each year unless otherwise terminated by either our company or the employee. Notwithstanding the specified term, each employee’s employment with our company is entirely “at-will,” meaning that either the employee or our company may terminate such employment relationship at any time for any reason or for no reason at all, subject to the provisions of the then-applicable employment agreements.

Change-in-Control and Similar Provisions

The current employment agreements of each named executive officer contain change-in-control provisions entitling the employees to certain payments under specified circumstances. A “change-in-control” is defined as any one or more of the following:

•
The consummation of a reorganization, merger, share exchange, consolidation or similar transaction, or the sale or disposition of all or substantially all of the assets of our company, unless, in any case, the persons beneficially owning the voting securities of our company immediately before that transaction beneficially own, directly or indirectly, immediately after the transaction, at least seventy-five percent (75%) of the voting securities of our company or any other corporation or other entity resulting from or surviving the transaction in substantially the same proportion as their respective ownership of the voting securities of our company immediately prior to the transaction;

•	Individuals who constitute the incumbent board of directors cease for any reason to constitute at least a majority of the board of directors; or

•	Our stockholders approve a complete liquidation or dissolution of our company.

Upon a change-in-control of our company, each employee’s employment agreement will immediately cease and our employees will be entitled to certain specified compensation.

In the event of a change-in-control, upon the earlier to occur of their death or six (6) months following the “change in control” we must pay each of our named executive officers a lump sum payment equal to twice their then-applicable annual salary in lieu of any and all other benefits and compensation to which they otherwise would be entitled. Messrs. Reger, Gilbertson, Winter and Sankovitz also are entitled to the pre-payment of the remaining lease term of their company vehicle and use of such vehicle through the remaining lease term of such vehicle, along with a lump sum payment of the estimated insurance premiums for such vehicle through the remaining lease terms upon a change-in-control.

In addition to the cash payments referenced above, upon any change-in-control our company or its successor must pay and/or issue (as appropriate) to both Messrs. Winter and Sankovitz that amount of cash and/or that number of shares of our common stock or shares of capital stock or ownership interests of any other entity which they would have been entitled to receive in connection with the change-in-control had they owned an aggregate of 30,000 fully-paid and non-assessable shares of our common stock prior to the change-in-control.

Assuming a change-in-control had occurred as of December 31, 2009 and assuming then-applicable base salaries, Messrs. Reger and Gilbertson each would have been entitled to receive a lump sum cash payment of $570,000 and each of Messrs. Winter and Sankovitz would have been entitled to receive a lump sum cash payment of $310,000. In addition, Messrs. Reger and Gilbertson each would have been entitled to payment of approximately $7,000 toward their vehicle lease and related insurance and Messrs. Winter and Sankovitz each would have been entitled to payment of approximately $11,000 toward their vehicle lease and related insurance. At December 31, 2009, the value of stock or similar change-in-control compensation to be awarded to both Messrs. Winter and Sankovitz would have approximated $360,600.

Our Compensation Committee carefully reviewed and considered the foregoing change-in-control provisions before approving the current employment agreements of each of our named executive officers. In addition, our Compensation Committee Chairperson—Lisa Meier—was involved in reviewing and negotiating draft employment agreements in advance of the full Committee review and approval.

Grants of Plan-Based Awards

The following table sets forth grants of plan-based awards during the year ended December 31, 2009, which consisted solely of grants of common stock and restricted common stock. All grants were made pursuant to the 2009 Equity Incentive Plan.

Name	Grant Date	Compensation Committee Approval Date	Number of Shares of Common Stock	Grant Date Fair Value of Stock Awards ($)
Michael L. Reger	12/7/2009	11/30/2009	150,000	1,455,000
Ryan R. Gilbertson	12/7/2009	11/30/2009	150,000	1,455,000
Chad D. Winter	2/23/2009	2/23/2009	75,000	213,000	(a)
	11/30/2009	11/30/2009	25,000	228,750
James R. Sankovitz	2/23/2009	2/23/2009	75,000	213,000	(b)
	11/30/2009	11/30/2009	25,000	228,750

(a)      On November 30, 2009, the Compensation Committee approved a modification of this award, such that 15,000 shares of restricted common stock that would have otherwise vested on January 1, 2010 instead vested on November 30, 2009. There was no incremental fair value related to the November 30, 2009 modification of the award.

(b)      On November 30, 2009, the Compensation Committee approved a modification of this award, such that 15,000 shares of restricted common stock that would have otherwise vested on January 1, 2010 instead vested on November 30, 2009. There was no incremental fair value related to the November 30, 2009 modification of the award.

Outstanding Equity Awards

The following table sets forth the outstanding equity awards to our named executive officers as of December 31, 2009.

	Stock Awards
Name	Number of Shares That Had Not Vested		Market Value of Shares That Had Not Vested(a)
Michael L. Reger	100,000	(b)	$1,184,000
Ryan R. Gilbertson	100,000	(c)	$1,184,000
Chad D. Winter	15,000	(d)	$177,600
James R. Sankovitz	15,000	(e)	$177,600

(a)      The values in this column are based on the $11.84 closing price of our common stock on the NYSE AMEX Equities Market on December 31, 2009.

(b)      Consists of restricted common stock granted to Mr. Reger on December 7, 2009. 4,167 shares will vest on the first day of each month from January 2010 through November 2011 and the final 4,159 shares will vest on December 1, 2011.

(c)      Consists of restricted common stock granted to Mr. Gilbertson on December 7, 2009. 4,167 shares will vest on the first day of each month from January 2010 through November 2011 and the final 4,159 shares will vest on December 1, 2011.

(d)      Consists of restricted common stock granted to Mr. Winter on February 23, 2009. All 15,000 shares will vest on January 1, 2011.

(e)      Consists of restricted common stock granted to Mr. Sankovitz on February 23, 2009. All 15,000 shares will vest on January 1, 2011.

Option Exercises and Stock Vested

Our named executive officers did not hold or exercise any stock options during the year ended December 31, 2009. The table below sets forth the number of shares of common stock acquired on vesting by our named executive officers during the year ended December 31, 2009.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Michael L. Reger	50,000	$485,000	(1)
Ryan R. Gilbertson	50,000	$485,000	(2)
Chad D. Winter	85,000	$493,800	(3)
James R. Sankovitz	105,000	$547,000	(4)

(1)      Mr. Reger received a grant of 50,000 shares of fully vested common stock on December 7, 2009. The closing price of our common stock on the NYSE AMEX Equities Market on such date was $9.70.

(2)      Mr. Gilbertson received a grant of 50,000 shares of fully vested common stock on December 7, 2009. The closing price of our common stock on the NYSE AMEX Equities Market on such date was $9.70.

(3)      Mr. Winter received a grant of 45,000 shares of fully vested common stock on February 23, 2009. The closing price of our common stock on the NYSE AMEX Equities Market on such date was $2.84. Mr. Winter received a grant of 25,000 shares of fully vested common stock and had an additional 15,000 shares of restricted stock vest, on November 30, 2009. The closing price of our common stock on such date was $9.15.

(4)      Mr. Sankovitz had 20,000 shares of restricted stock vest on January 2, 2009. The closing price of our common stock on the NYSE AMEX Equities Market on such date was $2.66. Mr. Sankovitz received a grant of 45,000 shares of fully vested common stock on February 23, 2009. The closing price of our common stock on such date was $2.84. Mr. Sankovitz received a grant of 25,000 shares of fully vested common stock and had an additional 15,000 shares of restricted stock vest, on November 30, 2009. The closing price of our common stock on such date was $9.15.

Defined Benefit Plans

We did not maintain any defined benefit plans during the year ended December 31, 2009.

Non-Employee Director Compensation

Our directors receive no cash fees for their services. Directors are, however, reimbursed for their actual out-of-pocket expenses associated with attending meetings and carrying out their obligations as directors.

On November 1, 2007, each of our non-employee directors received an option to purchase 100,000 shares of common stock pursuant to our 2006 Incentive Stock Option Plan. The options were fully vested at the time of grant and are exercisable at $5.18 per share, which represents the fair market value of our common stock on the date of grant, calculated based on the average close/last trade price of our common stock reported for the five highest volume trading days during the 30-day trading period ending on the last trading day preceding the date of grant (rounded to the nearest penny).

On December 7, 2009, each of our non-employee directors received a grant of 25,000 shares of common stock pursuant to our 2009 Equity Incentive Plan, of which 8,334 shares were fully vested upon issuance and the remaining 16,666 are restricted shares that vest in approximately equal installments on the first day of each month from January 2010 through December 2011.

The following table contains compensation information for our non-employee directors for the year ended December 31, 2009.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	Total ($)
Robert Grabb	–	242,500	–	242,500
Jack E. King	–	242,500	–	242,500
Lisa Meier	–	242,500	–	242,500
Loren J. O’Toole	–	242,500	–	242,500
Carter Stewart	–	242,500	–	242,500

(1)      Each non-employee director received a grant of 8,334 shares of common stock and 16,666 shares of restricted common stock, on December 7, 2009. Valuation of awards based on the grant date fair value of those awards computed in accordance with FASB ASC Topic 718 utilizing assumptions discussed in note 8 to our consolidated financial statements for the fiscal year ended December 31, 2009.

(2)     As of December 31, 2009, each non-employee director held 16,666 shares of unvested restricted common stock.

(3)     As of December 31, 2009, each of Mr. King, Ms. Meier and Mr. O’Toole held stock options to purchase 100,000 shares of common stock at $5.18 per share and each of Mr. Grabb and Mr. Stewart held no stock options.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes certain information regarding our equity compensation plans, as of December 31, 2009.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders
2006 Incentive Stock Option Plan	300,000	$5.18	340,000
2009 Equity Incentive Plan	–		2,357,084
Equity compensation plans not approved by security holders
None	–		–
Total:	300,000		2,697,084

COMPENSATION COMMITTEE REPORT

Compensation Committee Activities

The Compensation Committee of our board consists of three independent directors. As the Compensation Committee, we authorize and evaluate programs and, where appropriate, establish relevant performance criteria to determine management compensation. Our Compensation Committee Charter grants the Compensation Committee full authority to review and approve annual base salary and incentive compensation levels, employment agreements and benefits of executive officers and other key employees. We intend to adopt performance criteria to measure the performance of our executive management and determine the appropriateness of awarding year-end cash bonuses based on performance company performance.

Employment Agreements

All employees, including the officers named in the summary compensation table, have entered into written employment agreements with our company. All such agreements provide that year-end cash bonuses are at the discretion of the Compensation Committee or board of directors, to be determined according to our company’s achievement of specified predetermined and mutually agreed upon performance objectives each year.

Compensation Committee Interlocks and Insider Participation

There are no compensation committee interlocks.

Review of Compensation Discussion and Analysis

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis presented on the preceding pages. Based on its review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

The name of each person who serves as a member of our Compensation Committee is set forth below.

Loren J. O’Toole	Robert Grabb	Lisa Meier

AUDIT COMMITTEE REPORT

The Audit Committee of the board consists of three members who are neither officers nor employees of our company and who meet NYSE Amex independence requirements. Information as to these persons, as well as their duties, is provided under the caption “Our board of directors and Committees.” The Committee met eight times during 2009 and reviewed a wide range of issues, including the objectivity of the financial reporting process and the adequacy of internal controls. The Committee ratified the selection of Mantyla McReynolds LLC (“Mantyla McReynolds”) as our independent registered public accounting firm and considered factors relating to its independence. In addition, the Committee received reports and reviewed matters regarding ethical considerations and business conduct and monitored compliance with laws and regulations. Prior to filing our annual report on Form 10-K, the Committee also met with our management and internal auditors and reviewed the current audit activities, plans and results of selected internal audits. The Committee also met privately with the internal auditors and with representatives of Mantyla McReynolds to encourage confidential discussions as to any accounting or auditing matters.

The Audit Committee has (a) reviewed and discussed with management and representatives of our company’s independent registered public accountants our company’s audited financial statements contained for the year ended December 31, 2009; (b) discussed with our company’s independent registered public accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T; and (c). received the written disclosures and the letter from our company’s independent registered public accounting firm as required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and discussed with representatives of our company’s independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the SEC.

The name of each person who serves as a member of our Audit Committee is set forth below.

Loren J. O’Toole	Robert Grabb	Lisa Meier

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As an oil and gas exploration company, our business strategy is to identify and exploit resources in and adjacent to existing or indicated producing areas that can be quickly developed and put in production at low cost. We are focused on low overhead and, thus, have relied upon various relationships with third-parties that assist us in identifying and acquiring property in the most exciting new plays in a nimble and efficient fashion. As a consequence, we have entered into and may in the future enter into, certain transactions and arrangements with parties that have a direct or indirect relationship with one or more members of our management or board of directors.

A majority of the members of our board of directors have qualified as “independent” as defined in Section 803(a)(2) of the NYSE Amex company guide since September 2007 and our board of directors has approved any and all transactions involving any material obligation by our company to any party. See Directors—Independence and Committees above for a complete discussion regarding our Audit Committee and the independence of our directors. Our Audit Committee Charter, as amended March 18, 2008 and the NYSE Amex company guide require that Audit Committee review and approve all material transactions between our company and its directors, officers and 5% or greater stockholders, as well as all material transactions between our company and any relative or affiliate of any of the foregoing. We anticipate that our Audit Committee will review and approve or ratify future transactions involving any executive officer, director, 5% or greater stockholder or any relative or affiliate of any of the foregoing.

In September 2007, we commenced a continuous lease program with South Fork Exploration, LLC (“SFE”), a Montana limited liability company owned and managed by J.R. Reger, brother of our Chief Executive Officer and Chairman—Michael Reger. Under the terms of the program, we paid SFE an aggregate of $501,603 in 2009. J.R. Reger is also a stockholder of our company.

On January 30, 2009, our Compensation Committee and Audit Committee approved the issuance of non-negotiable, unsecured subordinated promissory notes in the principal amount of $370,000 to both Mr. Reger and Mr. Gilbertson in lieu of paying cash bonuses earned in 2008.

On November 17, 2009, the Audit Committee approved the opening of an investment account with Morgan Stanley Smith Barney LLC for management of a portion of the company’s excess cash. This account will be managed by Kathleen Gilbertson, a financial advisor with that firm who is the sister of our President and Director, Ryan Gilbertson. Depending on liquidity needs, we expect to invest approximately $30 million to $60 million in this investment account and Kathleen Gilbertson’s personal interest in any such amount we invest is expected to be approximately $7,000 to $20,000, depending upon the specific investments chosen for our funds.

Except as disclosed above, we had no transactions during 2009 and none are currently proposed, in which we were a participant and in which any related person had a direct or indirect material interest.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee previously selected the firm of Mantyla McReynolds LLC (“Mantyla McReynolds”) as independent registered public accountants to audit our financial statements for fiscal year 2009 and our stockholders ratified that selection at our 2009 Annual Meeting. Mantyla McReynolds continues to serve as our independent registered public accountants and has been engaged to audit our financial statements for fiscal year 2010. A proposal to ratify that appointment will be presented to stockholders at the meeting. If stockholders do not ratify such appointment, the Committee will select another firm of independent registered public accountants.

Representatives of Mantyla McReynolds are expected to be present at the meeting and they will have the opportunity to make a statement if they desire to do so. In addition, they are expected to be available to respond to appropriate questions.

Registered Public Accountant Fees

Mantyla McReynolds served as our independent auditor for the two most recently completed years. Aggregate fees for professional services rendered by Mantyla McReynolds for the years ended December 31, 2008 and December 31, 2009 were as follows:

	Fiscal Year Ended December 31, 2008		Fiscal Year Ended December 31, 2009
Audit Fees	$140,142		$209,456
Audit-Related Fees	–		-
Tax Fees	–		-
All Other Fees	3,007	(1)	1,121	(2)
Total	$143,149		$210,577

(1)      All other fees in 2008 consisted of fees for contract reviews and the potential accounting impact.

(2)      All other fees in 2009 consisted of fees relating to FINRA dispute resolution matter against UBS Financial Services, Inc.

Audit fees were for professional services rendered for the audits of the financial statements, reviews of income tax provisions, audits of statutory financial statements, consents and the review of documents we filed with the SEC. The percentage of hours spent by Mantyla McReynolds on these services that were attributable to work performed by persons not employed by Mantyla McReynolds on a full-time permanent basis did not exceed 50 percent.

The Audit Committee of the board of directors has determined that the provision of services covered by the foregoing fees is compatible with maintaining the principal accountant’s independence. See Audit Committee Report.

Pre-Approval Policies and Procedures of Audit Committee

Our Audit Committee has adopted pre-approval policies and procedures to ensure the continued independence of our auditor. As a general rule, we will only engage our auditors for non-audit-related work if those services enhance and support the attest function of the audit or are an extension to the audit or audit-related services.

Our Audit Committee annual evaluates our auditors’ independence, professional capability and fees based on a variety of factors. The Committee annually obtains from the auditor a formal written statement delineating all relationships between the auditor and our company, consistent with Independence Standards Board Standard 1 and engages in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

The Audit Committee takes appropriate action to oversee the independence of the auditor, which includes review and approval of the auditors’ annual audit plan and audit scope including a description of key functions and/or locations to be audited, a general description of each of the non-audit services provided or to be provided and an estimate of audit and non-audit fees and costs for the year and actual versus estimated for the preceding year. The Committee ascertains whether resources are reasonably allocated as to risk and exposure and makes any recommendations that might be required to more appropriately allocate the auditors’ efforts.

The Audit Committee appraises the efficiency and effectiveness of the audit efforts and of financial accounting and reporting systems through scheduled meetings with the auditors and ensures that management places no restrictions on the scope of audits or examinations. The lead audit partner will review with the Committee the services the auditor expects to provide and the related fees, as appropriate. In addition, management will provide the Committee with a periodic updates of any non-audit services that the auditor has been asked to provide or may be asked to provide in the future.

The Committee pre-approved all of the services we received from Mantyla McReynolds during 2009.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE FOR THIS PROPOSAL 2.

PROPOSAL 3

APPROVAL OF A CHANGE OF THE COMPANY’S
STATE OF INCORPORATION FROM NEVADA TO MINNESOTA

Our Board of Directors approved, subject to stockholder approval, the reincorporation of Northern Oil & Gas, Inc., a Nevada corporation (“Northern Oil Nevada”), in the state of Minnesota (the “Reincorporation”). In furtherance of its approval of the Reincorporation, our Board of Directors also approved new articles of incorporation and bylaws for Northern Oil & Gas, Inc., a Minnesota corporation (“Northern Oil Minnesota”). If our stockholders approve the Reincorporation by approving this Proposal 3, we will reincorporate in Minnesota in accordance with the Minnesota Business Corporation Act (the “MBCA”) and the Nevada Revised Statutes (the “NRS”).

References in this Section to “Northern Oil” refer to our company in general and include both Northern Oil Nevada and Northern Oil Minnesota, unless otherwise specified.

Summary

The principal effects of the Reincorporation will be that:

•	The affairs of Northern Oil will cease to be governed by Nevada corporation laws and will become subject to Minnesota corporation laws.

•
The resulting Minnesota corporation will (i) have all of the rights, privileges and powers of Northern Oil Nevada, (ii) possess all of the properties of Northern Oil Nevada, (iii) be subject to all of the debts, liabilities and obligations of Northern Oil Nevada and (iv) have the same officers and directors as Northern Oil Nevada, each as they existed immediately prior to the Reincorporation.

•	Each outstanding share of common stock of Northern Oil Nevada will become an outstanding share of common stock of Northern Oil Minnesota.

•
Each outstanding option, warrant or right to acquire shares of common stock of Northern Oil Nevada will become an option or right to acquire shares of common stock of Northern Oil Minnesota on the same terms.

General Information

The Reincorporation would be accomplished by incorporating Northern Oil Minnesota, a new corporation that will be a wholly owned subsidiary of Northern Oil Nevada, under the laws of Minnesota and merging Northern Oil Nevada with and into Northern Oil Minnesota. Upon completion of the merger, Northern Oil would be a Minnesota corporation possessing all of the rights of, and being subject to all of the obligations of, Northern Oil Nevada.

We propose effecting the Reincorporation by filing the following documents with the appropriate authorities:

•	articles of incorporation of Northern Oil Minnesota, to be filed with the Minnesota Secretary of State, in substantially the form attached hereto as Appendix A (the “Minnesota Articles”); and

•	a plan of merger governing the Reincorporation, to be filed with the Minnesota and Nevada Secretaries of State, in substantially the form attached hereto as Appendix C (the “Plan of Merger”).

Among other changes described later in this Proposal 3, the Minnesota Articles would cause Northern Oil’s total authorized capital stock, which currently consists solely of 100,000,000 shares of common stock, to be reclassified as 95,000,000 shares of common stock and 5,000,000 shares of preferred stock. In addition, the Board of Directors of Northern Oil Minnesota intends to adopt bylaws in substantially the form attached hereto as Appendix B (the “Minnesota Bylaws”).

Apart from being governed by the Minnesota Articles, the Minnesota Bylaws and the MBCA, for all other purposes Northern Oil Minnesota will be essentially the same entity as Northern Oil Nevada. Following the Reincorporation, Northern Oil Minnesota will have:

•	all of the rights, privileges and powers of Northern Oil Nevada;

•	all of the properties possessed by Northern Oil Nevada;

•	all of the debts, liabilities and obligations of Northern Oil Nevada; and

•	the same officers and directors of Northern Oil Nevada.

After the Reincorporation, Northern Oil will continue to be a publicly held company and the shares of Northern Oil’s common stock will continue to be traded, without interruption, on the NYSE Amex Equities Market under the same symbol (NOG). Northern Oil will continue to file periodic reports and other documents with the SEC and provide to its stockholders the same type of information that it has previously filed and provided. Stockholders who own shares of Northern Oil common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares and stockholders holding restricted shares of Northern Oil common stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject.

Reasons for the Reincorporation

Our Board of Directors has recommended reincorporation under the laws of Minnesota primarily because of the location of Northern Oil’s principal executive offices in Wayzata, Minnesota. We believe that Northern Oil will be able to reduce professional expenses and more efficiently obtain professional advice by conforming its state of incorporation to the location of its principal executive offices.  Reincorporating in Minnesota will allow us to complete future financing, acquisition and other transactions without the need to utilize special legal counsel to provide opinions and advice regarding Nevada-specific legal issues, which we expect will help expedite the closing of transactions and avoid the expense of special counsel.  Reincorporating in Minnesota will result in additional annual, recurring cost savings due to lower fees/franchise taxes imposed by the State of Minnesota relative to Nevada, Delaware and other states.

Although there are differences between the rights of stockholders under the laws of Nevada compared to the laws of Minnesota, our Board of Directors believes that the rights afforded to shareholders of a Minnesota corporation are generally equivalent to or greater than those afforded to stockholders of a Nevada corporation. A summary comparison of the rights afforded to stockholders under Nevada law and the rights afforded to shareholders under Minnesota law begins on page 3 below. Notwithstanding the comparison in this proxy statement, stockholders should consult their own legal counsel to understand the differences between the laws of Nevada and the laws of Minnesota and their impact on stockholders and their rights.

Changes as a Result of Reincorporation

If this Proposal 3 is approved, the Reincorporation will effect a change in the legal domicile of Northern Oil and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of Northern Oil Stockholders’ Rights Before and After the Reincorporation.” The Reincorporation is not expected to affect any of Northern Oil’s material contracts with any third parties and Northern Oil’s rights and obligations under those material contractual arrangements will continue as rights and obligations of Northern Oil Minnesota. The Reincorporation itself will not result in any change in headquarters, business, jobs, management, offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation), or officers and directors of Northern Oil.

Among other changes described below, the adoption of the Minnesota Articles would cause Northern Oil’s total authorized capital stock, which currently consists solely of 100,000,000 shares of common stock, to be reclassified as 95,000,000 shares of common stock and 5,000,000 shares of preferred stock. The shares of preferred stock will be issuable from time to time in one or more series, as determined by our Board of Directors and our Board will have the authority to determine and fix the voting rights, designations, powers, preferences and other rights and restrictions of any series of preferred stock and to fix the number of shares constituting the series. The primary purpose of providing our board with such authority is to increase our flexibility with respect to raising capital.

Plan of Merger

The Reincorporation will be effected pursuant to the Plan of Merger. The Plan of Merger provides that Northern Oil Nevada will merge with and into Northern Oil Minnesota, with all of the assets, rights, privileges and powers of Northern Oil Nevada and all property owned by Northern Oil Nevada, all debts due to Northern Oil Nevada, as well as all other causes of action belonging to Northern Oil Nevada immediately prior to the merger, vesting in Northern Oil Minnesota following the merger. Northern Oil Minnesota immediately following the merger effectively will be the same entity as Northern Oil Nevada immediately before the merger. The directors and officers of Northern Oil Nevada immediately prior to the merger will be the directors and officers of Northern Oil Minnesota immediately after the merger.

At the effective time of the Reincorporation, each then-outstanding share of common stock of Northern Oil Nevada will automatically convert into one share of common stock of Northern Oil Minnesota. Existing Northern Oil stockholders will not be required to exchange existing stock certificates for new stock certificates. Following the effective time of the Reincorporation, any pre-Reincorporation shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reincorporation shares. Northern Oil stockholders should not destroy any stock certificates and should not submit any certificates unless and until requested to do so.

Pursuant to the Reincorporation, Northern Oil Minnesota will assume all of Northern Oil Nevada’s obligations related to convertible equity securities and other rights to purchase Northern Oil common stock. Northern Oil’s outstanding convertible securities consist of options to purchase Northern Oil common stock granted under the 2006 Option Incentive Plan and the 2009 Equity Incentive Plan and a warrant issued to CIT Equity Investment Group. Each outstanding option or warrant to purchase shares of Northern Oil common stock will be converted into an option or warrant to purchase a number of shares of the resulting Minnesota corporation’s common stock on the same terms and conditions as in effect immediately prior to the Reincorporation. In addition, we have granted restricted stock awards under the 2009 Equity Incentive Plan. Each restricted stock unit that entitles the holder to shares of Northern Oil common stock will be converted into a restricted stock unit that entitles the holder to shares of the resulting Minnesota corporation’s common stock on the same terms and conditions as in effect immediately prior to the Reincorporation.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation proposal is a vote to approve the Plan of Merger. A vote in favor of the Reincorporation also constitutes a vote in favor of the Minnesota Articles and the Minnesota Bylaws.

Effective Time

If the Reincorporation proposal is approved, the Reincorporation will become effective upon the filing of and at the date and time specified in (as applicable), the Plan of Merger, when and as filed with the Secretary of State of Nevada and the Minnesota Articles of Merger, including the Plan of Merger, when and as filed with the Secretary of State of Minnesota, in each case upon acceptance thereof by the applicable authority. However, the Reincorporation may be delayed by the Northern Oil Board of Directors or the Plan of Merger may be terminated and abandoned by action of the Northern Oil Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after the approval by Northern Oil’s stockholders, if the Northern Oil Board of Directors determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of Northern Oil and its stockholders, as the case may be.

Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and Northern Oil will continue to be incorporated in Nevada and be subject to Northern Oil’s existing articles of incorporation and bylaws.

Comparison of Northern Oil Stockholders’ Rights Before and After the Reincorporation

Because of differences between the NRS and the MBCA, as well as differences between Northern Oil’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of Northern Oil’s stockholders. Summarized below are the most significant provisions of the NRS and MBCA, along with the differences between the rights of the stockholders of Northern Oil before and after the Reincorporation that will result from the differences among the NRS and the MBCA and the differences between Northern Oil’s current articles of incorporation (the “Nevada Articles”) and bylaws (the “Nevada Bylaws”) and the Minnesota Articles and the Minnesota Bylaws. The summary is not an exhaustive list of all differences or a complete description of the differences described and is qualified in its entirety by reference to the NRS, the MBCA, the Nevada Articles, the Nevada Bylaws, the Minnesota Articles and the Minnesota Bylaws.

Provision	Northern Oil Nevada (Current)	Northern Oil Minnesota (Proposed)
CAPITAL STOCK
Authorized Shares; Preferred Stock	Under the Nevada Articles, Northern Oil’s total authorized capital stock consists solely of 100,000,000 shares of common stock. No preferred stock is currently authorized.
Under the Minnesota Articles, Northern Oil’s total authorized capital stock will consist of 95,000,000 shares of common stock and 5,000,000 shares of preferred stock. The shares of preferred stock will be issuable from time to time in one or more series, as determined by our Board of Directors and the Board of Directors will have the authority to determine and fix the number of shares, voting rights, designations, powers, preferences and other rights and restrictions of one or more series of preferred stock.

ELECTIONS; VOTING; PROCEDURAL MATTERS
Number of Directors
Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number and for the manner in which the number of directors may be increased or decreased.

Minnesota law provides that a corporation must have at least one director and that the number of directors shall be fixed by or in the manner provided in the bylaws. The number of directors may be increased or decreased at any time by amendment to or in the manner provided in the articles or bylaws.

The Nevada Articles provide that the number of directors may be changed in the manner provided in the bylaws. The Nevada Bylaws provide that the Board of Directors shall consist of not less than three nor more than nine directors. Subject to this limitation, the number of directors shall be set by a resolution of the Board of Directors.
The Minnesota Articles and Bylaws provide that the number of directors to constitute the Board shall be determined from time to time exclusively by resolution of the Board.
Classified Board of Directors	Nevada law permits corporations to classify their Boards of Directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.	Minnesota law permits any Minnesota corporation to classify its Board of Directors into classes as provided in the articles or bylaws.

The Nevada Bylaws provide that the Board of Directors may be divided into two or three classes, but Northern Oil currently elects its directors annually and does not have a classified Board of Directors.
The Minnesota Articles and Bylaws do not provide for a classified Board of Directors.

Provision	Northern Oil Nevada (Current)	Northern Oil Minnesota (Proposed)
Removal of Directors
Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Under Minnesota law, unless a corporation’s articles of incorporation or bylaws provide otherwise, any one or all of the directors of a corporation may be removed, with or without cause, by the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote at an election of directors or, if the director was named by the Board to fill a vacancy, by the affirmative vote of a majority of the other directors.

	The Nevada Bylaws provide that any director may be removed, with or without cause, by a majority vote of the issued and outstanding stock entitled to vote on the matter.	The Minnesota Articles and Bylaws do not alter this statutory rule.
Board Action by Written Consent
Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the Board or committee.

Minnesota law provides that, unless the articles of incorporation provide otherwise, an action required or permitted to be taken at a Board meeting may be taken by written action signed, or consented to by authenticated electronic communication, by all of the directors.

The Nevada Articles and Bylaws do not change this statutory rule.
The Minnesota Bylaws provide that any action required or permitted to be taken at a Board meeting not needing approval by the shareholders may be taken by a written action by the number of directors that would be required to take such action at a Board meeting at which all directors were present.

Interested Party Transactions
Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the Board or committee that authorizes the contract or transaction, if the director’s or officer’s interest in the contract or transaction is known to the Board of Directors or stockholders and the transaction is approved or ratified by the Board or stockholders in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested directors or officers, the fact of the common interest is not known to the directors or officers at the time the transaction is brought before the Board, or the contract or transaction is fair to the corporation at the time it is authorized or approved.

Under Minnesota law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation’s directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely because of such reason, provided that the contract or transaction is fair and reasonable at the time it is authorized, the contract or transaction is ratified by the corporation’s disinterested shareholders after disclosure of the relationship or interest, or the contract or transaction is authorized in good faith by a majority of the disinterested members of the Board of directors after disclosure of the relationship or interest. However, if the contract or transaction is authorized by the Board of Directors, the interested director may not be counted in determining the presence of a quorum and may not vote on the matter.

Provision	Northern Oil Nevada (Current)	Northern Oil Minnesota (Proposed)
Special Meetings of Stockholders
Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire Board of Directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

Minnesota law provides that the chief executive officer, the chief financial officer, two or more directors, a person authorized in the articles or bylaws to call a special meeting, or a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, may call a special meeting of the shareholders, except that a special meeting concerning a business combination called by shareholders must be called by 25% of the voting power.

The Nevada Bylaws provide that special meetings of the stockholders may be called by the chairman of the Board, the president or the Board of Directors, or in their absence by any vice president, on the written request of one-tenth of all shares entitled to vote.
The Minnesota Articles do not change this statutory rule.
Failure to Hold an Annual Meeting
Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15% of the corporation’s voting power.

Minnesota law provides that if a regular meeting of shareholders (at which an election is required) is not held for 15 months, shareholders holding more than 3% of the voting power may demand a regular meeting by written notice to the chief executive officer. If the Board fails to cause a regular meeting to be called and held, the demanding shareholders may call the regular meeting by giving notice at the expense of the corporation.

Vote Required for Director Elections
Unless otherwise provided in the articles of incorporation, directors of a Nevada corporation are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

Unless otherwise provided in the articles of incorporation, directors of a Minnesota corporation are elected by a plurality of the voting power of the shares present and entitled to vote at a meeting at which a quorum is present.

	The Nevada Articles do not change this statutory rule.	The Minnesota Articles do not change this statutory rule.
Cumulative Voting
Nevada law permits cumulative voting in the election of directors if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.

Unless provided in the articles of incorporation that there shall be no cumulative voting, each shareholder entitled to vote for directors has the right to cumulate those votes in the elections of directors, subject to certain procedural requirements.

	Northern Oil does not have a provision granting cumulative voting rights in the election of its directors in the Nevada Articles or Bylaws.	The Minnesota Articles will explicitly state that no shareholder of the corporation will have any cumulative voting rights.

Provision	Northern Oil Nevada (Current)	Northern Oil Minnesota (Proposed)
Vacancies
All vacancies on the Board of Directors of a Nevada corporation may be filled by a vote of a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the Board may fill the vacancies for the remainder of the term of office of a resigning director or directors.

Unless the articles or bylaws provide otherwise, (i) vacancies on the Board resulting from death, resignation, removal or disqualification may be filled by the affirmative vote of a majority of the remaining directors, even though less than quorum and (ii) vacancies on the Board resulting from newly created directorships may be filled by the affirmative vote of a majority of the directors serving at the times of the increase.

	The Nevada Articles and Bylaws are consistent with Nevada law.	Subject to the rights of the holders of any series of preferred stock, the Minnesota Articles and Bylaws do not change this statutory rule.
Advance Notice	The Nevada Bylaws do not address advance notice procedures.
The Minnesota Bylaws provide for an advance notice procedure for the nomination, other than by or at the direction of the board of directors, of candidates for election as directors, as well as for other shareholder proposals to be considered at annual meetings of shareholders. In general, notice of intent to nominate a director or raise matters at such meetings will have to be received by us not less than 90 days prior to the date fixed for the annual meeting, and must contain certain information concerning the persons to be nominated or the matters to be brought before the meeting and concerning the shareholders submitting the proposal.

Stockholder Voting Provisions
Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders. Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or bylaws of the corporation.

Under Minnesota law, a majority of the voting power of the shares entitled to vote at a meeting constitutes a quorum at a meeting of shareholders unless a larger or smaller proportion or number is provided in the articles or bylaws. Generally, in all matters other than the election of directors, shareholders take action by the greater of (1) a majority of the voting power of the shares present and entitled to vote on an item of business, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum.

	The Nevada Articles and Bylaws do not change these statutory rules.	The Minnesota Articles and Bylaws do not change these statutory rules.
Stockholder Action by Written Consent
Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

Under Minnesota law, any action required or permitted to be taken at a shareholders’ meeting of a publicly held company may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on the action.

	The Nevada Articles and Bylaws do not change this statutory rule.	Neither the Minnesota Articles nor the Minnesota Bylaws will change this statutory rule.

Provision	Northern Oil Nevada (Current)	Northern Oil Minnesota (Proposed)
Stockholder Vote for Mergers and Other Corporate Reorganizations	In general, Nevada requires a merger or a sale of substantially all of the assets of the corporation to be approved by an absolute majority of the outstanding shares entitled to vote.
Under Minnesota law, action on certain matters, including the sale, lease or exchange of all or substantially all of a corporation’s property or assets, mergers, statutory share exchanges and voluntary dissolution, must be approved by the holders of a majority of the voting power of all shares entitled to vote.

	The Nevada Articles and Bylaws do not change these statutory rules.	Neither the Minnesota Articles nor Minnesota Bylaws will change these statutory rules.
INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY
Indemnification
A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if he is not liable under NRS 78.138, acted in “good faith” and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

Minnesota law requires a corporation to indemnify any director, officer or employee who is made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the director, officer or employee, against judgments, penalties, fines, settlements and reasonable expenses if the person received no improper personal benefit, acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The articles of incorporation or bylaws may prohibit or limit indemnification if the prohibition or limitation applies to all persons within a given class.

The Nevada Articles provide that the corporation shall, to the fullest extent permitted by the NRS, indemnify any and all persons whom it shall have power to indemnify under the NRS against any and all permitted expenses and liabilities under the NRS.
Neither the Minnesota Articles nor Minnesota Bylaws will change these statutory rules.

Provision	Northern Oil Nevada (Current)	Northern Oil Minnesota (Proposed)
Advancement of Expenses
The articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

If a person is made or threatened to be made a party to a proceeding, the person is entitled to payment or reimbursement by the corporation of reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the corporation of a written affirmation by the person of a good faith belief that the criteria for indemnification have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the corporation if it is ultimately determined that the criteria for indemnification have not been satisfied and (b) after a determination that the facts then known to those making the determination would not preclude indemnification.
The articles of incorporation or bylaws may prohibit or limit advances of expenses if the prohibition or limitation applies to all persons within a given class.

The Nevada Bylaws allow for the advancement of expenses upon a majority vote of a quorum of the Board of Directors and upon receipt of an undertaking by or on behalf of the indemnified party to repay such amount or amounts unless it is ultimately determined that he or she is to be indemnified by the corporation.
The Minnesota Articles will provide that Northern Oil will advance expenses to any executive officer or director prior to the final disposition of the proceeding.
Limitation on Personal Liability of Directors
Under Nevada law, neither a director nor an officer can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law. Nevada does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.

The personal liability of a director for breach of fiduciary duty may be eliminated or limited if the articles of incorporation so provide, but the articles may not limit or eliminate such liability for
(a) any breach of the directors’ duty of loyalty to the corporation or its shareholders,
(b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(c) the payment of unlawful dividends, stock repurchases or redemptions,
(d) any transaction in which the director received an improper personal benefit,
(e) certain violations of the Minnesota securities laws and
(f) any act or omission that occurs before the effective date of the provision in the articles eliminating or limiting liability.

Provision	Northern Oil Nevada (Current)	Northern Oil Minnesota (Proposed)
The Minnesota Articles will provide for elimination of directors’ personal liability to the fullest extent permitted by the MBCA.
DIVIDENDS
Declaration and Payment of Dividends
Under Nevada law, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

Generally, a Minnesota corporation may pay a dividend if its Board of Directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of any shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities.

ANTI-TAKEOVER STATUTES
Business Combination Statute
Sections 78.411 through 78.444 of the NRS prohibits an interested stockholder from engaging in a business combination with a corporation for three years after the person first became an interested stockholder unless the combination or the transaction by which the person first became an interested stockholder is approved by the Board of Directors before the person first became an interested stockholder. If this approval is not obtained, then after the expiration of the three-year period, the business combination may be consummated if the combination is then approved by the affirmative vote of the holders of a majority of the outstanding voting power not beneficially owned by the interested stockholder or any affiliate or associate thereof. Alternatively, even without these approvals, a combination occurring more than three years after the person first became an interested stockholder may be permissible if specified requirements relating to the consideration to be received by disinterested stockholders are met and the interested stockholder has not, subject to limited exceptions, become the beneficial owner of additional voting shares of the corporation. An interested stockholder is (1) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (2) an “affiliate” or “associate” (as those terms are defined in the statute) of the corporation who, at any time within the past three years, was an interested stockholder of the corporation.

The Minnesota Business Combination Act provides that a corporation may not engage in certain business combinations with any person that acquires beneficial ownership of 10% or more of the voting stock of that corporation for a period of four years following the date on which the person became a 10% shareholder unless, that date, a committee of the corporation’s disinterested directors approved either the business combination or the acquisition of shares.

	The Nevada Articles do not contain a provision by which Northern Oil elects to opt-out of this statute.	The Minnesota Articles do not contain a provision by which Northern Oil elects to opt-out of this statute.
Control Share Acquisition Statute
The NRS also limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation and that does business in Nevada directly or through an affiliated corporation. According to the NRS, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of the stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.

Subject to certain exceptions, the Minnesota Control Share Acquisition Act (“CSAA”) requires disinterested shareholder approval for any “control share acquisition.” Shareholders who acquire shares without shareholder approval and in excess of a designated percentage of outstanding shares would lose their voting rights and are subject to certain redemption privileges in favor of the corporation. Such shares regain their voting rights only if the acquiring person discloses certain information to the corporation and such voting rights are granted by the shareholders at a meeting of the shareholders.

Under the NRS, a controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (1) one-fifth or more but less than one-third, (2) one-third or more but less than a majority, or (3) a majority or more of the voting power of the issuing corporation in the election of directors.
Under the CSAA, a “control share acquisition” includes any share acquisition that exceeds 20%, 33⅓%, or 50% of the stock of the corporation.
	The Nevada Bylaws expressly opt-out of the NRS control share provisions.	The Minnesota Articles expressly opt-out of the CSAA.

Accounting Treatment of the Reincorporation

The Reincorporation would be accounted for as a reverse merger whereby, for accounting purposes, the Northern Oil Nevada would be considered the acquirer and Northern Oil Minnesota would be treated as the successor to the historical operations of Northern Oil Nevada. Accordingly, the historical financial statements of Northern Oil Nevada previously reported to the SEC as of and for all periods through the date of this proxy statement will remain the consolidated financial statements of Northern Oil Minnesota.

Regulatory Approval

To Northern Oil’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filing of the Plan of Merger with the Secretary of State of Nevada and the filing of the Minnesota Articles of Merger, including the Plan of Merger and the Minnesota Articles with the Secretary of State of Minnesota.

Material United States Federal Income Tax Consequences of the Reincorporation

The following discussion summarizes the material United States federal income tax consequences of the Reincorporation that are expected to apply generally to holders of Northern Oil common stock. This summary is based upon current provisions of the Internal Revenue Code (“IRC”), existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change and to differing interpretations, possibly with retroactive effect.

This summary only applies to a Northern Oil common stockholder that is a “U.S. person,” defined to include:

•	a citizen or resident of the United States;

•	a corporation created or organized in or under the laws of the United States, or any political subdivision thereof (including the District of Columbia);

•	an estate the income of which is subject to United States federal income taxation regardless of its source;

•	a trust if either:

o
a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust, or

o	the trust has a valid election in effect to be treated as a United States person for United States federal income tax purposes; and

•	any other person or entity that is treated for United States federal income tax purposes as if it were one of the foregoing.

A holder of Northern Oil common stock other than a “U.S. person” as so defined is, for purposes of this discussion, a “non-U.S. person.” If a partnership holds Northern Oil common stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding Northern Oil common stock, you should consult your tax advisor.

This summary assumes that holders of Northern Oil common stock hold their shares of Northern Oil common stock as capital assets within the meaning of Section 1221 of the IRC (generally, property held for investment). No attempt has been made to comment on all United States federal income tax consequences of the Reincorporation that may be relevant to particular holders, including holders:

•
who are subject to special treatment under United States federal income tax rules such as dealers in securities, financial institutions, non-U.S. persons, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, or tax-exempt entities;

•	who are subject to the alternative minimum tax provisions of the IRC;

•	who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions;

•	who hold their shares as qualified small business stock within the meaning of Section 1202 of the IRC; or

•	who hold their shares as part of an integrated investment such as a hedge or as part of a hedging, straddle or other risk reduction strategy.

In addition, the following discussion does not address the tax consequences of the Reincorporation under state, local and foreign tax laws. Furthermore, the following discussion does not address any of the tax consequences of transactions effectuated before, after or at the same time as the Reincorporation, whether or not they are in connection with the Reincorporation.

Accordingly, holders of Northern Oil common stock are advised and expected to consult their own tax advisers regarding the federal income tax consequences of the Reincorporation in light of their personal circumstances and the consequences of the Reincorporation under state, local and foreign tax laws.

Northern Oil believes that the Reincorporation of Northern Oil from Nevada to Minnesota will constitute a reorganization within the meaning of Section 368(a) of the IRC. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a) of the IRC and subject to the qualifications and assumptions described in this proxy statement: (i) holders of Northern Oil common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (ii) the aggregate tax basis of shares of the resulting Minnesota corporation’s common stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of Northern Oil common stock converted therefor and (iii) the holding period of the shares of the resulting Minnesota corporation’s common stock received in the Reincorporation will include the holding period of the shares of Northern Oil common stock converted therefor.

The tax consequences to a holder of Northern Oil common stock who exercises dissenter’s rights with respect to such stock and receives payment for such stock in cash generally will not depend on the qualification of the merger as a reorganization for federal income tax purposes. Such holder generally will recognize capital gain or loss for federal income tax purposes, measured by the difference between the holder’s basis in its common stock and the amount of cash received (other than the amount of cash received, if any, that is or is deemed to be interest for federal income tax purposes (which amount will be taxed as ordinary income)). In the case of an individual, capital gain that is recognized in taxable years beginning before January 1, 2011, is generally taxed at a maximum rate of 15% if the shares of Northern Oil common stock were held for greater than one year. The deductibility of capital losses is subject to limitations.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION’S POTENTIAL TAX EFFECTS. HOLDERS OF NORTHERN OIL COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS.

VOTE REQUIRED

The Board recommends that you vote “FOR” the change of Northern Oil’s state of incorporation as set forth in this Proposal No. 3. Under applicable Nevada law, approval of the Reincorporation requires the affirmative vote of the holders of a majority of outstanding shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU

VOTE FOR THIS PROPOSAL 3.

NORTHERN OIL AND GAS, INC. FORM 10-K

A copy of our Form 10-K for the year ended December 31, 2009, as amended, has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. We will send a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, or any exhibit thereto, as filed with the Securities and Exchange Commission, to any stockholder without charge, upon written request to Northern Oil and Gas, Inc., 315 Manitoba Ave., Suite 200, Wayzata, Minnesota 55391, Attention: Investor Relations.

STOCKHOLDER PROPOSALS FOR

2011 ANNUAL MEETING

Our current bylaws require that we hold our annual meeting in May of each year or at such other time designated by our board of directors. Under the rules of the SEC, if a stockholder wishes to have a proposal considered for inclusion in our proxy statement and proxy card for our 2011 annual meeting, we must receive your proposal at our principal executive offices on or before February 1, 2011. Proposals should be mailed to Northern Oil and Gas, Inc., 315 Manitoba Ave., Suite 200 in Wayzata, Minnesota 55391, Attention: Corporate Secretary.

In addition, pursuant to the rules of the SEC, proxies solicited by our management for our 2011 annual meeting may grant our management the authority to vote in its discretion on any proposal to be submitted by a stockholder otherwise than through inclusion in the proxy statement for the 2011 Annual Meeting, unless we have received notice of the stockholder proposal on or before April 17, 2011.

OTHER MATTERS

The board of directors does not know of any other matter that will be presented at the annual meeting other than the proposals discussed in this proxy statement. Under our current bylaws, generally no business besides the proposals in this proxy statement may be transacted at the meeting. However, if any other matter properly comes before the meeting, your proxies will act on such matter in their discretion.

By Order of the Board of Directors
Michael L. Reger
Chairman and Chief Executive Officer

Appendix A

ARTICLES OF INCORPORATION

OF

NORTHERN OIL AND GAS, INC.

The undersigned incorporator, being a natural person 18 years of age or older, in order to form a corporate entity under Minnesota Statutes, Chapter 302A, hereby adopts the following Articles of Incorporation:

ARTICLE I

The name of this Corporation is Northern Oil and Gas, Inc.

ARTICLE II

The registered office of this Corporation is located at 315 Manitoba Avenue, Suite 200, Wayzata, Minnesota 55391.

ARTICLE III

The aggregate number of shares that the Corporation has authority to issue is 100,000,000 shares. The shares are classified in two classes, consisting of 5,000,000 shares of preferred stock, par value $.001 per share and 95,000,000 shares of common stock, par value $.001 per share. The Board of Directors is authorized to establish one or more series of preferred stock, setting forth the designation of each such series and fixing the relative rights and preferences of each such series.

No shareholder of this Corporation shall have any cumulative voting rights.

No shareholder of this Corporation shall have any preemptive rights by virtue of Section 302A.413 of the Minnesota Statutes (or any similar provisions of future law) to subscribe for, purchase, or acquire any shares of the Corporation of any class, or any obligations or other securities convertible into or exchangeable for any such shares, or any rights to purchase any such shares, securities, or obligations.

ARTICLE IV

The name and address of the incorporator of this Corporation are as follows:

James R. Sankovitz
315 Manitoba Ave., Suite 200
Wayzata, Minnesota 55391

ARTICLE VI

Any action required or permitted to be taken at a meeting of the Board of Directors of this Corporation not needing approval by the shareholders under Minnesota Statutes, Chapter 302A, may be taken by written action signed, or consented to by authenticated electronic communication, by the number of directors that would be required to take such action at a meeting of the Board of Directors at which all directors were present.

A-1

ARTICLE VII
    Unless otherwise provided by the Board of Directors, no shareholder of this Corporation shall be entitled to exercise statutory dissenters’ rights under Section 302A.471 of the Minnesota Statutes (or similar provisions of future law) in connection with any amendment to these Articles of Incorporation.

ARTICLE VIII

Approval of the shareholders of this Corporation shall not be required under Section 302A.405 of the Minnesota Statutes (or similar provisions of future law) in connection with the issuance of shares of a class or series, shares of which are then outstanding, to holders of shares of another class or series.

ARTICLE IX

No director of this Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty by such director as a director; provided, however, that this Article shall not eliminate or limit the liability of a director to the extent provided by applicable law (1) for any breach of the director’s duty of loyalty to the Corporation or its shareholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 302A.559 or 80A.76 of the Minnesota Statutes (or similar provisions of future law), (4) for any transaction from which the director derived an improper personal benefit, or (5) for any act or omission occurring prior to the effective date of this Article. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

ARTICLE X

Neither Section 302A.671 of the Minnesota Statutes nor any successor statute thereto shall apply to, or govern in any manner, the Corporation or any control share acquisition of shares of capital stock of the Corporation or limit in any respect the voting or other rights of any existing or future shareholder of the Corporation or entitle the Corporation or its shareholders to any redemption or other rights with respect to outstanding capital stock of the Corporation that the Corporation or its shareholders would not have in the absence of Section 302A.671 of the Minnesota Statutes or any successor statute thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this _______ day of _______, 20__.

                      __________________________
                      James R. Sankovitz

A-2

Appendix B

BYLAWS

OF

NORTHERN OIL AND GAS, INC.

SHAREHOLDERS

Section 1.01 Place of Meetings. Each meeting of the shareholders shall be held at the principal executive office of the Corporation or at such other place as may be designated by the Board of Directors or the Chief Executive Officer. But any meeting called by or at the demand of a shareholder or shareholders shall be held in the county where the principal executive office of the Corporation is located. The Board of Directors may determine that a meeting of the shareholders shall not be held at a physical place, but instead solely by means of remote communication. Participation by remote communication constitutes presence at the meeting.

Section 1.02 Regular Meetings. Regular meetings of the shareholders may be held on an annual or other less frequent basis as determined by the Board of Directors; provided, however, that if a regular meeting has not been held during the immediately preceding 15 months, a shareholder or shareholders holding three percent or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written demand given to the Chief Executive Officer or Chief Financial Officer of the Corporation. At each regular meeting the shareholders shall elect qualified successors for directors who serve for an indefinite term or whose terms have expired or are due to expire within six months after the date of the meeting and may transact any other business, provided, however, that no business with respect to which special notice is required by law shall be transacted unless such notice shall have been given.

Section 1.03 Special Meetings. A special meeting of the shareholders may be called for any purpose or purposes at any time by the Chief Executive Officer; by the Chief Financial Officer; by the Board of Directors or any two or more members thereof; or by one or more shareholders holding not less than ten percent of the voting power of all shares of the Corporation entitled to vote (except that a special meeting called by shareholders for the purpose of considering any action to directly or indirectly effect a business combination, including any action to change or otherwise affect the composition of the Board of Directors for that purpose, must be called by shareholders holding not less than twenty-five percent of all shares of the Corporation entitled to vote), who shall demand such special meeting by written notice given to the Chief Executive Officer or the Chief Financial Officer of the Corporation specifying the purposes of such meeting.

Section 1.04 Meetings Held Upon Shareholder Demand. Within 30 days after receipt of a demand by the Chief Executive Officer or the Chief Financial Officer from any shareholder or shareholders entitled to call a meeting of the shareholders, it shall be the duty of the Board of Directors of the Corporation to cause a special or regular meeting of shareholders, as the case may be, to be duly called and held on notice no later than 90 days after receipt of such demand. If the Board fails to cause such a meeting to be called and held as required by this Section, the shareholder or shareholders making the demand may call the meeting by giving notice as provided in Section 1.06 hereof at the expense of the Corporation.

Section 1.05 Adjournments. Any meeting of the shareholders may be adjourned from time to time to another date, time and place. If any meeting of the shareholders is so adjourned, no notice as to such adjourned meeting need be given if the date, time and place at which the meeting will be reconvened are announced at the time of adjournment and the adjourned meeting is held not more than 120 days after the date fixed for the original meeting.

Section 1.06 Notice of Meetings. Unless otherwise required by law, written notice of each meeting of the shareholders, stating the date, time and place and, in the case of a special meeting, the purpose or purposes, shall be given at least 10 days and not more than 60 days before the meeting to every holder of shares entitled to vote at such meeting except as specified in Section 1.05 or as otherwise permitted by law. Notice may be given to a shareholder by means of electronic communication if the requirements of Minnesota Statutes Section 302A.436, Subdivision 5, as amended from time to time, are met. Notice to a shareholder is also effectively given if the notice is addressed to the shareholder or a group of shareholders in a manner permitted by the rules and regulations under the Securities Exchange Act of 1934, so long as the Corporation has first received the written or implied consent required by those rules and regulations. The business transacted at a special meeting of shareholders is limited to the purposes stated in the notice of the meeting.

Section 1.07 Waiver of Notice. A shareholder may waive notice of the date, time, place, or purpose of a meeting of shareholders. A waiver of notice by a shareholder entitled to notice is effective whether given before, at, or after the meeting and whether given in writing, orally, by authenticated electronic communication, or by attendance. Attendance by a shareholder at a meeting, including attendance by means of remote communication, is a waiver of notice of that meeting, unless the shareholder objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened, or objects before a vote on an item of business because the item may not lawfully be considered at that meeting and does not participate in the consideration of the item at that meeting.

Section 1.08 Voting Rights. Subdivision 1. Except as may otherwise be provided in the Articles of Incorporation of the Corporation, a shareholder shall have one vote for each share held which is entitled to vote. Except as otherwise required by law, a holder of shares entitled to vote may vote any portion of the shares in any way the shareholder chooses. If a shareholder votes without designating the proportion or number of shares voted in a particular way, the shareholder is deemed to have voted all of the shares in that way.

Subdivision 2. The Board of Directors (or an officer of the Corporation, if authorized by the Board) may fix a date not more than 60 days before the date of a meeting of shareholders as the date for the determination of the holders of shares entitled to notice of and entitled to vote at the meeting. When a date is so fixed, only shareholders on that date are entitled to notice of and permitted to vote at that meeting of shareholders.

Section 1.09 Proxies. A shareholder may cast or authorize the casting of a vote by (a) filing a written appointment of a proxy, signed by the shareholder, with an officer of the Corporation at or before the meeting at which the appointment is to be effective, or (b) by telephonic transmission or authenticated electronic communication, whether or not accompanied by written instructions of the shareholder, of an appointment of a proxy with the Corporation or the Corporation's duly authorized agent at or before the meeting at which the appointment is to be effective. The telephonic transmission or authenticated electronic communication must set forth or be submitted with information from which it can be determined that the appointment was authorized by the shareholder. Any copy, facsimile telecommunication, or other reproduction of the original of either the writing or transmission may be used in lieu of the original, provided that it is a complete and legible reproduction of the entire original.

Section 1.10 Quorum. The holders of a majority of the voting power of the shares entitled to vote at a shareholders meeting are a quorum for the transaction of business. If a quorum is present when a duly called or held meeting is convened, the shareholders present may continue to transact business until adjournment, even though the withdrawal of a number of the shareholders originally present leaves less than the proportion or number otherwise required for a quorum.

Section 1.11 Acts of Shareholders. Subdivision 1. Except for the election of directors or as otherwise required by law or specified in the Articles of Incorporation of the Corporation, the shareholders shall take action by the affirmative vote of the holders of the greater of (a) a majority of the voting power of the shares present and entitled to vote on that item of business or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at a duly held meeting of shareholders. Directors are elected by a plurality of the voting power of the shares present and entitled to vote on the election of directors at a meeting at which a quorum is present.

Subdivision 2. A shareholder voting by proxy authorized to vote on less than all items of business considered at the meeting shall be considered to be present and entitled to vote only with respect to those items of business for which the proxy has authority to vote. A proxy who is given authority by a shareholder who abstains with respect to an item of business shall be considered to have authority to vote on that item of business.

Section 1.12 Action Without a Meeting. Any action required or permitted to be taken at a meeting of the shareholders of the Corporation may be taken without a meeting by written action signed, or consented to by authenticated electronic communication, by all of the shareholders entitled to vote on that action. The written action is effective when it has been signed, or consented to by authenticated electronic communication, by the required shareholders, unless a different effective time is provided in the written action.

Section 1.13 Advance-Notice Requirements. Subdivision 1. Only persons who are nominated in accordance with the procedures set forth in this Subd. 1 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of shareholders (i) by or at the direction of the Board of Directors, or (ii) by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures hereinafter set forth in this Subd. 1.

(a)           Timing of Notice. Nominations by shareholders shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice of nominations to be made at an annual meeting of shareholders must be delivered to the Secretary of the Corporation, or mailed and received at the principal executive office of the Corporation, not less than 90 days before the first anniversary of the date of the preceding year’s annual meeting of shareholders. If, however, the date of the annual meeting of shareholders is more than 30 days before or 60 days after such anniversary date, notice by a shareholder shall be timely only if so delivered or so mailed and received not less than 90 days before such annual meeting or, if later, within 10 days after the first public announcement of the date of such annual meeting. Except to the extent otherwise required by law, the adjournment of an annual meeting of shareholders shall not commence a new time period for the giving of a shareholder’s notice as described above.

(b)           Content of Notice. A shareholder’s notice to the Corporation of nominations for an annual meeting of shareholders shall set forth (x) as to each person whom the shareholder proposes to nominate for election or re-election as a director: (i) such person’s name, (ii) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or that is otherwise required, pursuant to

Regulation 14A under the Securities Exchange Act of 1934, as amended and (iii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (y) as to the shareholder giving the notice: (i) the name and address, as they appear on the Corporation’s books, of such shareholder and of any beneficial owners on whose behalf the nomination is made,(ii) (A) the class or series (if any) and number of shares of the Corporation that are beneficially owned by such shareholder or any such beneficial owner, (B) any option, warrant, convertible security, stock appreciation right, swap, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) owned beneficially by such shareholder or any such beneficial owner and any other opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder or any such beneficial owner has a right to vote any shares of the Corporation, (D) any short interest in any security of the Corporation (for purposes of these Bylaws, a person shall be deemed to have a “short interest” in a security if such person has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by such shareholder or any such beneficial owner that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder or any such beneficial owner is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (G) any performance-related fees (other than an asset-based fee) that such shareholder or any such beneficial owner is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such shareholder’s or any such beneficial owner’s immediate family sharing the same household (which information shall be supplemented by such shareholder not later than 10 days after the record date for the meeting to disclose such ownership as of the record date) and (iii) a representation that the shareholder is a holder of record of shares of the Corporation entitled to vote for the election of directors, will continue to be a holder of record of shares entitled to vote for the election of directors through the date of the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation the information required to be set forth in a shareholder’s notice of nomination that pertains to a nominee.

(c)           Consequences of Failure to Give Timely Notice. Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Subd. 1. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed in this Subd. 1 and, if the Chairman should so determine, the Chairman shall so declare to the meeting and the defective nomination shall be disregarded.

(d)           Inapplicable in Certain Circumstances. Notwithstanding anything in this Subd. 1 to the contrary, if the Securities and Exchange Commission adopts final rules requiring in certain events the inclusion in the Corporation’s proxy materials of persons nominated by shareholders for election to the Board of Directors, then the requirements, procedures and notice deadlines of such final rules and not this Subd. 1 shall govern any nomination made pursuant to such final rules as if the Corporation had no advance-notice requirements for such nominations.

Subd. 2. The business conducted at any special meeting of shareholders of the Corporation shall be limited to the purposes stated in the notice of the special meeting pursuant to Section 1.03 of these Bylaws. At any annual meeting of shareholders of the Corporation, the proposal of business (other than the nomination and election of directors, which shall be subject to Subd. 1 of this Section) to be conducted by the shareholders may be made only (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any shareholder of the Corporation entitled to vote at the meeting who complies with the notice procedures hereinafter set forth in this Subd. 2.

(a)           Timing of Notice. For such business to be properly brought before any annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice of any such business to be conducted at an annual meeting must be delivered to the Secretary of the Corporation, or mailed and received at the principal executive office of the Corporation, not less than 90 days before the first anniversary of the date of the preceding year’s annual meeting of shareholders. If, however, the date of the annual meeting of shareholders is more than 30 days before or 60 days after such anniversary date, notice by a shareholder shall be timely only if so delivered or so mailed and received not less than 90 days before such annual meeting or, if later, within 10 days after the first public announcement of the date of such annual meeting. Except to the extent otherwise required by law, the adjournment of an annual meeting of shareholders shall not commence a new time period for the giving of a shareholder’s notice as required above.

(b)           Content of Notice. A shareholder’s notice to the Corporation shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such business and of any beneficial owner on whose behalf the proposal is made, (iii) the information called for by clause (b)(y)(ii) of Subd. 1 of this Section, (iv) any material interest of the shareholder or any such beneficial owner in such business and (v) a representation that the shareholder is a holder of record of shares entitled to vote at the meeting, will continue to be a holder of record of shares entitled to vote at the meeting through the date of the meeting and intends to appear in person or by proxy at the meeting to make the proposal.

(c)           Consequences of Failure to Give Timely Notice. Notwithstanding anything in these Bylaws to the contrary, no business (other than the nomination and election of directors) shall be conducted at any annual meeting except in accordance with the procedures set forth in this Subd. 2. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the procedures described in this Subd. 2 and, if the Chairman should so determine, the Chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Nothing in this Section shall be deemed to preclude discussion by any shareholder of any business properly brought before the meeting in accordance with these Bylaws.

(d)           Inapplicable in Certain Circumstances. Notwithstanding anything in this Subd. 2 to the contrary, this Section does not apply to any shareholder proposal made pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. The requirements, procedures and notice deadlines of Rule 14a-8 shall govern any proposal made pursuant thereto.

Subd. 3. For purposes of this Section, “public announcement” means disclosure (i) when made in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service, (ii) when filed in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Securities Exchange Act of 1934, as amended, or (iii) when mailed as the notice of the meeting pursuant to Section 1.06 hereof.

Subd. 4. Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of Minnesota law and the Securities Exchange Act of 1934, as amended and the rules and regulations thereunder with respect to the matters set forth in this Section.

DIRECTORS

Section 2.01 Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of a Board of one or more directors. Directors shall be natural persons. The number of directors to constitute the Board shall be determined from time to time by resolution of the Board. Directors need not be shareholders.

Section 2.02 Term. Each director shall serve for an indefinite term that expires at the next regular meeting of the shareholders. A director shall hold office until a successor is elected and has qualified or until the earlier death, resignation, removal, or disqualification of the director.

Section 2.03 Vacancies. Vacancies on the Board of Directors resulting from the death, resignation, removal, or disqualification of a director may be filled by the affirmative vote of a majority of the remaining members of the Board, though less than a quorum. Vacancies on the Board resulting from newly created directorships may be filled by the affirmative vote of a majority of the directors serving at the time such directorships are created. Each person elected to fill a vacancy shall hold office until a qualified successor is elected by the shareholders at the next regular meeting or at any special meeting duly called for that purpose.

Section 2.04 Place of Meetings. Each meeting of the Board of Directors shall be held at the principal executive office of the Corporation or at such other place as may be designated from time to time by a majority of the members of the Board or by the Chief Executive Officer. The Board of Directors may determine that a meeting of the Board not be held at a physical place, but instead solely by means of remote communication through which the directors may participate with each other during the meeting.

Section 2.05 Regular Meetings. Regular meetings of the Board of Directors for the election of officers and the transaction of any other business shall be held without notice at the place of and immediately after each regular meeting of the shareholders.

Section 2.06 Special Meetings. A special meeting of the Board of Directors may be called for any purpose or purposes at any time by any member of the Board by giving not less than two days’ notice to all directors of the date, time and place of the meeting, provided that when notice is mailed, at least four days’ notice shall be given. The notice need not state the purpose of the meeting.

Section 2.07 Waiver of Notice; Previously Scheduled Meetings. Subdivision 1. A director of the Corporation may waive notice of the date, time and place of a meeting of the Board. A waiver of notice by a director entitled to notice is effective whether given before, at, or after the meeting and whether given in writing, orally, by authenticated electronic communication, or by attendance. Attendance by a director at a meeting is a waiver of notice of that meeting, unless the director objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.

Subdivision 2. If the day or date, time and place of a Board meeting have been provided herein or announced at a previous meeting of the Board, no notice is required. Notice of an adjourned meeting need not be given other than by announcement at the meeting at which adjournment is taken of the date, time and place at which the meeting will be reconvened.

Section 2.08 Quorum. The presence of a majority of the directors currently holding office shall be necessary to constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn a meeting from time to time without further notice until a quorum is present. If a quorum is present when a duly called or held meeting is convened, the directors present may continue to transact business until adjournment, even though the withdrawal of a number of the directors originally present leaves less than the proportion or number otherwise required for a quorum.

Section 2.09 Acts of Board. Except as otherwise required by law or specified in the Articles of Incorporation of the Corporation, the Board shall take action by the affirmative vote of a majority of the directors present at a duly held meeting.

Section 2.10 Participation by Remote Communication. A director may participate in a Board meeting by conference telephone, or, if authorized by the Board, by any other means of remote communication through which the director, other directors so participating and all directors physically present at the meeting may participate with each other during the meeting. A director so participating is deemed present at the meeting.

Section 2.11 Absent Directors. A director of the Corporation may give advance written consent or opposition to a proposal to be acted on at a Board meeting. If the director is not present at the meeting, consent or opposition to a proposal does not constitute presence for purposes of determining the existence of a quorum, but consent or opposition shall be counted as a vote in favor of or against the proposal and shall be entered in the minutes or other record of action at the meeting, if the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal to which the director has consented or objected.

Section 2.12 Action Without a Meeting. An action required or permitted to be taken at a Board meeting may be taken without a meeting by written action signed, or consented to by authenticated electronic communication, by all of the directors. Any action, other than an action requiring shareholder approval, if the Articles of Incorporation so provide, may be taken by written action signed, or consented to by authenticated electronic communication, by the number of directors that would be required to take the same action at a meeting of the Board at which all directors were present. The written action is effective when signed, or consented to by authenticated electronic communication, by the required number of directors, unless a different effective time is provided in the written action. If written action is permitted to be taken and is taken, by less than all directors, then all directors shall be notified immediately of its text and effective date.

Section 2.13 Committees. Subdivision 1. A resolution approved by the affirmative vote of a majority of the Board may establish committees having the authority of the Board in the management of the business of the Corporation only to the extent provided in the resolution. Committees shall be subject at all times to the direction and control of the Board, except for special litigation committees established under Section 2.14.

Subdivision 2. A committee shall consist of one or more natural persons, who need not be directors, appointed by affirmative vote of a majority of the directors present at a duly held Board meeting.

Subdivision 3. Section 2.04 and Sections 2.06 to 2.12 hereof shall apply to committees and members of committees to the same extent as those sections apply to the Board and directors.

Subdivision 4. Minutes, if any, of committee meetings shall be made available upon request to members of the committee and to any director.

Subdivision 5. Unless otherwise provided in the Articles of Incorporation or the resolution of the Board establishing the committee, a committee may create one or more subcommittees, each consisting of one or more members of the committee and may delegate to a subcommittee any or all of the authority of the committee. In these Bylaws, unless the language or context clearly indicates that a different meaning is intended, any reference to a committee is deemed to include a subcommittee and any reference to a committee member is deemed to include a subcommittee member.

Section 2.14 Special Litigation Committee. The Board may establish a committee composed of one or more independent directors or other independent persons to consider legal rights or remedies of the Corporation and whether those rights and remedies should be pursued.

Section 2.15 Compensation. The Board may fix the compensation, if any, of directors.

OFFICERS

Section 3.01 Number and Designation. The Corporation shall have one or more natural persons exercising the functions of the offices of Chief Executive Officer and Chief Financial Officer. The Board of Directors may elect or appoint such other officers as it deems necessary for the operation and management of the Corporation, with such powers, rights, duties and responsibilities as may be determined by the Board, including, without limitation, a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall have the powers, rights, duties and responsibilities set forth in these Bylaws unless otherwise determined by the Board. The Chief Executive Officer may also appoint such other officers, other than the Chief Financial Officer, as he or she deems necessary for the operation and management of the Corporation. Any of the offices or functions of those offices may be held by the same person.

Section 3.02 Chief Executive Officer. Unless provided otherwise by a resolution adopted by the Board of Directors, the Chief Executive Officer (a) shall have general active management of the business of the Corporation; (b) shall, when present, preside at all meetings of the shareholders and Board; (c) shall see that all orders and resolutions of the Board are carried into effect; (d) may maintain records of and certify proceedings of the Board and shareholders; and (e) shall perform such other duties as may from time to time be assigned by the Board.

Section 3.03 Chief Financial Officer. Unless provided otherwise by a resolution adopted by the Board of Directors, the Chief Financial Officer (a) shall keep accurate financial records for the Corporation; (b) shall deposit all monies, drafts and checks in the name of and to the credit of the Corporation in such banks and depositories as the Board shall designate from time to time; (c) shall endorse for deposit all notes, checks and drafts received by the Corporation as ordered by the Board, making proper vouchers therefor; (d) shall disburse corporate funds and issue checks and drafts in the name of the Corporation, as ordered by the Board; (e) shall render to the Chief Executive Officer and the Board, whenever requested, an account of all of such officer’s transactions as Chief Financial Officer and of the financial condition of the Corporation; and (f) shall perform such other duties as may be prescribed by the Board or the Chief Executive Officer from time to time.

Section 3.04 President. Unless otherwise determined by the Board of Directors, the President shall be the Chief Executive Officer of the Corporation. If an officer other than the President is designated Chief Executive Officer, the President shall perform such duties as may from time to time be assigned by the Board or the Chief Executive Officer.

Section 3.05 Vice Presidents. Each Vice President shall perform such duties as may from time to time be assigned by the Board or the Chief Executive Officer. Any one or more Vice Presidents may be designated by the Board of Directors or the Chief Executive Officer as Executive Vice Presidents or Senior Vice Presidents.

Section 3.06 Secretary. The Secretary, unless otherwise determined by the Board of Directors, shall attend all meetings of the shareholders and all meetings of the Board, shall record or cause to be recorded all proceedings thereof in a book to be kept for that purpose and may certify such proceedings. Except as otherwise required or permitted by law or by these Bylaws, the Secretary shall give or cause to be given notice of all meetings of the shareholders and all meetings of the Board.

Section 3.07 Treasurer. Unless otherwise determined by the Board of Directors, the Treasurer shall be the Chief Financial Officer of the Corporation. If an officer other than the Treasurer is designated Chief Financial Officer, the Treasurer shall perform such duties as may from time to time be assigned by the Board, the Chief Executive Officer, or the Chief Financial Officer.

Section 3.08 Authority and Duties. In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors. Unless prohibited by a resolution approved by the affirmative vote of a majority of the directors present, an officer elected or appointed by the Board may, without the approval of the Board, delegate some or all of the duties and powers of an office to other persons.

Section 3.09 Term. Subdivision 1. All officers of the Corporation shall hold office until their respective successors are chosen and have qualified or until their earlier death, resignation, or removal.

Subdivision 2. An officer may resign at any time by giving written notice to the Corporation. The resignation is effective without acceptance when the notice is given to the Corporation, unless a later effective date is specified in the notice.

Subdivision 3. An officer may be removed at any time, with or without cause, by a resolution approved by the affirmative vote of a majority of the directors present at a duly held Board meeting. An officer, other than the Chief Financial Officer, may also be removed at any time, with or without cause, by the Chief Executive Officer.

Subdivision 4. A vacancy in an office, other than Chief Executive Officer or Chief Financial Officer, because of death, resignation, removal, disqualification, or other cause may be filled for the unexpired portion of the term by the Board or by the Chief Executive Officer. Any such vacancy in the office of Chief Executive Officer or Chief Financial Officer shall be so filled by the Board.

Section 3.10 Salaries. The salaries of all officers of the Corporation shall be fixed by the Board of Directors or by the Chief Executive Officer if authorized by the Board.

INDEMNIFICATION

Section 4.01 Indemnification. The Corporation shall indemnify its officers and directors for such expenses and liabilities, in such manner, under such circumstances and to such extent, as required or permitted by Minnesota Statutes, Section 302A.521, as amended from time to time, or as required or permitted by other provisions of law.

Section 4.02 Insurance. The Corporation may purchase and maintain insurance on behalf of any person in such person’s official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Corporation would otherwise be required to indemnify the person against the liability.

SHARES

Section 5.01 Certificated and Uncertificated Shares. Subdivision 1. The shares of the Corporation shall be either certificated shares or uncertificated shares. Each holder of duly issued certificated shares is entitled to a certificate of shares.

Subdivision 2. Each certificate of shares of the Corporation shall bear the corporate seal, if any and shall be signed by the Chief Executive Officer, or the President or any Vice President and the Chief Financial Officer, or the Secretary or any Assistant Secretary, but when a certificate is signed by a transfer agent or a registrar, the signature of any such officer and the corporate seal upon such certificate may be facsimiles, engraved or printed. If a person signs or has a facsimile signature placed upon a certificate while an officer, transfer agent or registrar of the Corporation, the certificate may be issued by the Corporation, even if the person has ceased to serve in that capacity before the certificate is issued, with the same effect as if the person had that capacity at the date of its issue.

Subdivision 3. A certificate representing shares issued by the Corporation shall, if the Corporation is authorized to issue shares of more than one class or series, set forth upon the face or back of the certificate, or shall state that the Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined and the authority of the Board to determine the relative rights and preferences of subsequent classes or series.

Subdivision 4. The Corporation may determine that some or all of any or all classes and series of the shares of the Corporation will be uncertificated shares. Any such determination shall not apply to shares represented by a certificate until the certificate is surrendered to the Corporation.

Section 5.02 Declaration of Dividends and Other Distributions. The Board of Directors shall have the authority to declare dividends and other distributions upon the shares of the Corporation to the extent permitted by law.

Section 5.03 Transfer of Shares. Shares of the Corporation may be transferred only on the books of the Corporation by the holder thereof, in person or by such person’s attorney. In the case of certificated shares, shares shall be transferred only upon surrender and cancellation of certificates for a like number of shares. The Board of Directors, however, may appoint one or more transfer agents and registrars to maintain the share records of the Corporation and to effect transfers of shares.

Section 5.04 Record Date. The Board of Directors may fix a time, not exceeding 60 days preceding the date fixed for the payment of any dividend or other distribution, as a record date for the determination of the shareholders entitled to receive payment of such dividend or other distribution and in such case only shareholders of record on the date so fixed shall be entitled to receive payment of such dividend or other distribution, notwithstanding any transfer of any shares on the books of the Corporation after any record date so fixed.

MISCELLANEOUS

Section 6.01 Execution of Instruments. Subdivision 1. All deeds, mortgages, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Corporation shall be signed on behalf of the Corporation by the Chief Executive Officer, or the President, or any Vice President, or by such other person or persons as may be designated from time to time by the Board of Directors.

Subdivision 2. If a document must be executed by persons holding different offices or functions and one person holds such offices or exercises such functions, that person may execute the document in more than one capacity if the document indicates each such capacity.

Section 6.02 Advances. The Corporation may, without a vote of the directors, advance money to its directors, officers or employees to cover expenses that can reasonably be anticipated to be incurred by them in the performance of their duties and for which they would be entitled to reimbursement in the absence of an advance.

Section 6.03 Corporate Seal. The seal of the Corporation, if any, shall be a circular embossed seal having inscribed thereon the name of the Corporation and the following words:

“Corporate Seal Minnesota.”

Section 6.04 Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 6.05 Amendments. The Board of Directors shall have the power to adopt, amend, or repeal the Bylaws of the Corporation, subject to the power of the shareholders to change or repeal the same, provided, however, that the Board shall not adopt, amend, or repeal any Bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors, or filling vacancies in the Board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a Bylaw that increases the number of directors.

Appendix C

PLAN OF MERGER OF

NORTHERN OIL AND GAS, INC., A NEVADA CORPORATION

WITH AND INTO

NORTHERN OIL AND GAS, INC., A MINNESOTA CORPORATION

1.
The name and jurisdiction of organization of each constituent entity is: Northern Oil and Gas, Inc., a Nevada corporation (“Northern Oil Nevada”) and Northern Oil and Gas, Inc., a Minnesota corporation (“Northern Oil Minnesota”), or if such name has not been accepted by the relevant governmental, regulatory and self-regulatory authorities, such other similar name as may be allowed for Northern Oil Minnesota.

2.
The name, jurisdiction of organization and kind of entity that will survive the merger is: Northern Oil and Gas, Inc., or if such name is not accepted by the relevant governmental, regulatory and self-regulatory authorities, such other similar name as may be allowed; Minnesota; and a corporation.

3.
Terms and conditions of the merger: At a time (the “Effective Time”) to be determined by the Board of Directors of Northern Oil Nevada (the “Board”), Northern Oil Nevada will be merged with and into Northern Oil Minnesota (the “Merger”).

a.
At the Effective Time, the separate existence of Northern Oil Nevada will cease and Northern Oil Minnesota will possess all the rights, privileges, powers and franchises of a public and private nature and be subject to all the restrictions, disabilities and duties of each of Northern Oil Nevada and Northern Oil Minnesota.

b.
All and singular rights, privileges, powers and franchises of each of Northern Oil Nevada and Northern Oil Minnesota and all property, real, personal, or mixed and all debts due to each of Northern Oil Nevada and Northern Oil Minnesota on whatever account, as well as all other things in action belonging to each of Northern Oil Nevada and Northern Oil Minnesota, will be vested in Northern Oil Minnesota.

c.
All property, rights, privileges, powers and franchises and all and every other interest will be thereafter the property of Northern Oil Minnesota as they were of Northern Oil Nevada or Northern Oil Minnesota.

d.	The title to any real estate vested by deed or otherwise, in either of Northern Oil Nevada or Northern Oil Minnesota will not revert or be in any way impaired by reason of the Merger.

e.	All rights of creditors and all liens upon any property of Northern Oil Nevada will be preserved unimpaired.

f.
To the extent permitted by law, any claim existing or action or proceeding pending by or against either of Northern Oil Nevada or Northern Oil Minnesota may be prosecuted as if the Merger had not taken place. All debts, liabilities and duties of Northern Oil Nevada and Northern Oil Minnesota will thenceforth attach to Northern Oil Minnesota and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

g.
All acts, plans, policies, agreements, arrangements, approvals and authorizations of Northern Oil Nevada, its stockholders, directors, officers, employees and agents that were valid and effective immediately prior to the Effective Time, will be taken for all purposes as the acts, plans, policies,

C-1

h.	agreements, arrangements, approvals and authorizations of Northern Oil Minnesota and will be effective and binding thereon as the same were with respect to Northern Oil Nevada.

4.
The manner and basis, if any, of converting the owner’s interest of each constituent entity into owner’s interests, rights to purchase owner’s interests, or other securities of the surviving or other entity or into cash or other property in whole or in part or cancelling such owner’s interests in whole or in part: At the Effective Time, all of the common stock of Northern Oil Nevada issued and outstanding immediately prior to the Effective Time, shall automatically and without further act of Northern Oil Nevada, Northern Oil Minnesota or any holder thereof, be extinguished and converted into the common stock of Northern Oil Minnesota on a 1:1 basis.

5.
Amendment to the Plan of Merger: The Board may amend this Plan of Merger at any time after the stockholders of Northern Oil Nevada approve this Plan of Merger, but before the Articles of Merger become effective, without obtaining the approval of the stockholders of Northern Oil Nevada for the amendment if the amendment does not:

a.
Alter or change the manner or basis of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of Northern Oil Minnesota, or for cash or other property in whole or in part; or

b.	Alter or change any of the terms and conditions of this Plan of Merger in a manner that adversely affects the stockholders of Northern Oil Nevada.

C-2

NORTHERN OIL AND GAS, INC. ANNUAL MEETING OF STOCKHOLDERS June 30, 2010 10:00 a.m. Local Time Second Floor Banquet Room NorthCoast, 294 East Grove Lane, Wayzata, Minnesota
NORTHERN OIL AND GAS, INC.	proxy

This proxy is solicited on behalf of the board of directors of Northern Oil and Gas, Inc. Whether or not you are able to attend the Annual Meeting in person, we urge you to sign and date below and return it in the enclosed envelope.

The stockholder of Northern Oil and Gas, Inc. whose name and signature appear on the reverse side of this card, having received the notice of Annual Meeting of stockholders and the related proxy statement for Northern Oil and Gas, Inc.’s Annual Meeting of Stockholders to be held in the second floor banquet room at NorthCoast, 294 East Grove Lane, Wayzata, Minnesota, on June 30, 2010, at 10:00 a.m. local time, hereby constitutes and appoints Michael L. Reger and Ryan R. Gilbertson and each of them, his, her or its true and lawful agents and proxies with full power of substitution in each, to represent such stockholder at the Annual Meeting and at any adjournments thereof and to vote at the Annual Meeting and at any adjournments thereof, all shares of common stock held of record by the stockholder as of the close of business on June 1, 2010, in the manner shown on the reverse side of this card.

IF A PROPERLY EXECUTED PROXY IS RETURNED AND THE STOCKHOLDER HAS NOT INDICATED HOW THE SHARES ARE TO BE VOTED AT THE MEETING, THE SHARES REPRESENTED BY SUCH PROXY WILL BE CONSIDERED PRESENT AT THE MEETING FOR PURPOSES OF DETERMINING A QUORUM AND WILL BE VOTED FOR EACH PROPOSAL PRESENTED AT THE MEETING.

See reverse for voting instructions.

Please detach here The board of directors Recommends a Vote FOR the Election of All Nominees and FOR Proposals 2 and 3.

1.	Election of directors of the Company to serve until the next meeting of Stockholders:	01 Michael L. Reger 02 Robert Grabb 03 Ryan R. Gilbertson 04 Loren J. O’Toole	05 Jack King 06 Lisa Bromiley Meier 07 Carter Stewart	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.			To ratify the appointment of Mantyla McReynolds LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2010		☐ For	☐ Against	☐ Abstain

3.			To approve a change of the Company’s state of incorporation from Nevada to Minnesota		☐ For	☐ Against	☐ Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. If a properly executed proxy is returned and the stockholder has withheld authority to vote for one or more nominees or voted against or abstained from voting on the ratification of our independent reregistered public accountants, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

Address Change? Mark Box ☐ Indicate changes below:			Date

Signature(s) in Box
Please sign exactly as your name(s) appears on the proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations and other business entities should provide full name of entity and title of authorized officer signing the proxy.